   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2007


                                                     REGISTRATION NOS. 333-08543
                                                                       811-07717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-3
                            ------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]


POST-EFFECTIVE AMENDMENT NO. 20                                              [X]


REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [ ]


         AMENDMENT NO. 22                                                    [X]


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
          (INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                             BINGHAM MCCUTCHEN LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective on May 1, 2007, pursuant to paragraph (a)(1) of Rule 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                                    FORM N-3

                             CROSS REFERENCE SHEET

                                     PART A

ITEM NO.                                                                                   PROSPECTUS HEADINGS
--------                                                                                   -------------------
Item  1.  Cover Page................................................................................Cover Page
Item  2.  Definitions..............................................................................Definitions
Item  3.  Synopsis....................................................................................Synopsis
Item  4.  Condensed Financial Information....................................Synopsis -- Financial Information
Item  5.  General Description of Registrant and
            Insurance Company...........................TFLIC; Diversified Investors Strategic Variable Funds;
                                                                         Diversified Investors Variable Funds;
                                                                              Diversified Investors Portfolios
Item  6.  Management..............................Diversified Investors Strategic Variable Funds -- Management
Item  7.  Deductions and Expenses.................................................Synopsis -- Charges, Charges
Item  8.  General Description of Variable Annuity Contracts...........................Summary of The Contracts
Item  9.  Annuity Period.......................................................................Payment Options
Item 10.  Death Benefit............................Death Benefit; Payment Options -- Payments To A Beneficiary
                                                                               Following The Annuitant's Death
Item 11.  Purchases and Contract Value.............................................Credit of Purchase Payments
Item 12.  Redemptions..................................Redemption During The Accumulation Period; Restrictions
                                                                   Under The Texas Optional Retirement Program
Item 13.  Taxes.................Federal Income Tax Status -- Tax Treatment of TFLIC, Section 403(b) Annuities,
                                         Section 401(a) Plans, Section 408 (IRA) Contracts, Section 457 Plans,
                                         Non-Qualified Deferred Compensation Contracts, Income Tax Withholding
Item 14.  Legal Proceedings..................................................................Legal Proceedings
Item 15.  Table of Contents of the Statement of
            Additional Information..............................................Table of Contents of Statement
                                                                                     of Additional Information

                                                    PART B
Item 16.  Cover Page................................................................................Cover Page
Item 17.  Table of Contents..................................................................Table of Contents
Item 18.  General Information and History...................................................... Not Applicable
Item 19.  Investment Objectives and Policies........ Diversified Investors Portfolios; Investment Restrictions
                                                          Relating to The Strategic Variable Funds Subaccounts
Item 20.  Management....................................... Management of The Strategic Variable Funds Account
Item 21.  Investment Advisory and Other Services................... Management of The Strategic Variable Funds
                                                        Account -- Investment Advisory Services; Management of
                                              Diversified Investors Portfolios -- Investment Advisory Services
Item 22.  Brokerage Allocation............................................ Diversified Investors Portfolios --
                                                              Portfolio Transactions and Brokerage Commissions
Item 23.  Purchases and Securities Being Offered............................................... Not Applicable
Item 24.  Underwriters.................................................Sale of Contracts/Principal Underwriter
Item 25.  Calculation of Performance Data.....................................................Performance Data
Item 26.  Annuity Payments..................................................................... Not Applicable
Item 27.  Financial Statements............................................................Financial Statements

                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
          ITEM, SO NUMBERED IN PART C OF THIS REGISTRATION STATEMENT.

                                       (i)

PROSPECTUS

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

            TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (800) 755-5801

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of TFLIC: the DIVERSIFIED INVESTORS VARIABLE FUNDS and the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS.


Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS VARIABLE FUNDS ACCOUNT to subaccounts that invest in corresponding underlying mutual funds. Currently, thirteen subaccounts are available: Money Market Subaccount, High Quality Bond Subaccount, Inflation-Protected Securities Subaccount, Core Bond Subaccount, High Yield Bond Subaccount, Balanced Subaccount, Value & Income Subaccount, Growth & Income Subaccount, Equity Growth Subaccount, Special Equity Subaccount, Aggressive Equity Subaccount, International Equity Subaccount and Calvert Subaccount. Each Subaccount, other than the Calvert Subaccount, invests in a corresponding mutual fund that is a series of Diversified Investors Portfolios. The Calvert Subaccount invests only in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc.


Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ACCOUNT to subaccounts that invest in combinations of subaccounts of the Diversified Investors Variable Funds Account. Currently, three subaccounts are available: Diversified Investors Short Horizon Strategic Allocation Variable Subaccount, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Subaccount, and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Subaccount.


To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts' annual and semi-annual reports or a copy of the Statement of Additional Information ("SAI") dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI's table of contents can be found on page __ of this prospectus. You may obtain these documents from TFLIC without charge upon written request to the above address or by telephoning (800)-755-5801. You can also obtain copies of these documents from the accounts' website at http://www.divinvest.com or from the Securities and Exchange Commission's web site at http://www.sec.gov.


This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 2007

                     (This page intentionally left blank.)

                                    CONTENTS


                                                              PAGE
                                                             ------
Definitions.................................................    iii
Synopsis....................................................      1
  Fee Tables................................................      1
  Financial Information.....................................      4
  The Contracts.............................................      6
  The Accounts..............................................      7
  Charges...................................................      8
  Credit and Allocation of Purchase Payments................      8
  Redemption................................................      8
  Transfers.................................................      9
  Frequent Allocations of Purchase Payments.................      9
  Payment Options...........................................     10
  Voting Rights.............................................     10
  Death Benefit.............................................     10
  Distribution of the Contracts.............................     10
TFLIC.......................................................     10
Diversified Investors Variable Funds........................     11
  Calvert Series............................................     11
  Diversified Investors Portfolios..........................     12
Diversified Investors Strategic Variable Funds..............     14
  Management................................................     15
  Investment Restrictions...................................     16
Charges.....................................................     16
  Charges for Mortality and Expense Risks...................     16
  Annual Contract Charge....................................     16
  Investment Management Fees................................     17
  Premium Tax...............................................     17
Summary of the Contracts....................................     18
  Eligible Purchasers.......................................     18
  Ownership.................................................     18
  Purchase Payments.........................................     18
  Employer Sponsored Plan Requirements......................     18
  Rights of the Participant Under The Contract..............     19
  Rights Upon Suspension of Contract or Termination of
     Plan...................................................     19
  Failure of Qualification..................................     19
  Transfers.................................................     20
Rights Reserved by TFLIC....................................     20
Credit of Purchase Payments.................................     21
  Allocation of Purchase Payments...........................     21
  Determination of Unit Value...............................     21
Death Benefit...............................................     22
Redemption During The Accumulation Period...................     23
Payment Options.............................................     23
  Annuity Purchase Date.....................................     23
  Fixed Annuity.............................................     24
  Fixed Annuity Options.....................................     24
  Payments to a Beneficiary Following the Annuitant's
     Death..................................................     25
Voting Rights...............................................     25
Distribution of The Contracts...............................     28
Federal Income Tax Status...................................     28
  Tax Treatment of TFLIC....................................     28
  Taxation of Diversified Investors Portfolios..............     28
  Section 403(b) Annuities..................................     29
     Restrictions on Withdrawals of Elective
      Contributions.........................................     30
  Section 401(a) Plans......................................     30

                                                              PAGE
                                                             ------
  Section 408(IRA) Contracts................................     30
  Minimum Distribution Requirements.........................     31
  Section 457 Plans.........................................     31
  Non-Qualified Deferred Compensation Contracts.............     32
  Income Tax Withholding....................................     32
Assumption Reinsurance......................................     32
Performance Data............................................     33
Diversified Investors Portfolios............................     36
  Principal Investment Strategies...........................     36
  Money Market Portfolio....................................     37
  Bond Portfolios...........................................     38
  Balanced Portfolio........................................     41
  Stock Portfolios..........................................     41
  Additional Investment Policies............................     44
  Core/Feeder Structure.....................................     44
  Risk Considerations.......................................     45
Management of Diversified Investors Portfolios..............     48
  Board of Trustees.........................................     48
  Investment Adviser........................................     48
  Money Market Portfolio....................................     49
  High Quality Bond Portfolio...............................     49
  Inflation-Protected Securities Portfolio..................     49
  Core Bond Portfolio.......................................     50
  High Yield Bond Portfolio.................................     50
  Balanced Portfolio........................................     50
  Value & Income Portfolio..................................     51
  Growth & Income Portfolio.................................     52
  Equity Growth Portfolio...................................     53
  Special Equity Portfolio..................................     53
  Aggressive Equity Portfolio...............................     55
  International Equity Portfolio............................     55
  Advisory Fees.............................................     56
  Administrator.............................................     56
  Distribution Arrangements.................................     56
  Custodian and Dividend Disbursing Agent...................     56
  Expenses..................................................     56
Other Information Regarding Diversified Investors
  Portfolios................................................     57
  Purchase and Redemption of Interests in Diversified
     Investors Portfolios...................................     57
  Net Asset Value...........................................     58
  Taxation of Diversified Investors Portfolios..............     58
  Description of Beneficial Interests, Voting Rights and
     Liabilities............................................     58
Independent Registered Public Accounting Firms..............     59
Legal Proceedings...........................................     59
Statutory Basis Financial Statements........................     60
Additional Information......................................     61
Miscellaneous...............................................     61
Table of Contents of Statement of Additional Information....     62
Request Form for Statement of Additional Information........     63
Appendix A -- Strategic Variable Funds Subaccounts..........    A-1
Appendix B -- Applicable Premium Tax Rates..................    B-1

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page 24), or earlier termination of his/her Accumulation Account.

AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

CONTRACTHOLDER: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

CONTRACTS: the group variable annuity contracts offered by TFLIC to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CORE BOND PORTFOLIO: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH YIELD BOND PORTFOLIO: Diversified Investors High Yield Bond Portfolio, a series of Diversified Investors Portfolios.


INFLATION-PROTECTED SECURITIES PORTFOLIO: Diversified Investors
Inflation-Protected Securities Portfolio, a series of Diversified Investors Portfolios.


INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to TFLIC by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

STRATEGIC MANAGING BOARD: the Managing Board of the Strategic Variable Funds Account.

STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

VALUATION DATE: each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD: the period between the ending of two successive Valuation
Dates.

VALUE & INCOME PORTFOLIO: Diversified Investors Value & Income Portfolio, a series of Diversified Investors Portfolios.

VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.


VARIABLE FUNDS BOND SUBACCOUNTS: the High Quality Bond, Inflation-Protected Securities, Core Bond and High Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.


VARIABLE FUNDS MONEY MARKET SUBACCOUNT: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Diversified Investors Portfolios.

VARIABLE FUNDS STOCK SUBACCOUNTS: the Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Strategic Variable Funds Account. Premium taxes may also be deducted.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

The following table shows the fees and expenses that you will pay periodically during the time that you invest in the Variable Funds Account, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

ANNUAL CONTRACT FEE (MAXIMUM)...............................   $50(1)
ANNUAL CONTRACT FEE (CURRENT)...............................  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Mortality and Expense Risk Fees (maximum)...................  1.25%(2)
Mortality and Expense Risk Fees (current)...................  1.10%(2)
Management Fees.............................................  None(3)
Other Expenses..............................................  None(3)
Total Separate Account Annual Expenses......................  1.10%(3)

------------------
(1) TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

(3) No management fees are charged directly to the Variable Funds Subaccounts. However, your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. See the table below for the fees and expenses of each Portfolio. Total Separate Account Annual Fees for each Portfolio (prior to waiver and/or expense reimbursement) are equal to the Total Annual Portfolio Operating Expenses of that Portfolio (listed in the table below) plus the Mortality and Expense Risk Fees (listed above).

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS


The following table shows the fees and expenses that you will periodically pay during the time that you invest in the Strategic Variable Funds Account:



                                                   SHORT HORIZON          INTERMEDIATE        INTERMEDIATE/LONG
                                                STRATEGIC ALLOCATION    HORIZON STRATEGIC     HORIZON STRATEGIC
                                                   VARIABLE FUNDS      ALLOCATION VARIABLE   ALLOCATION VARIABLE
                                                      ACCOUNT             FUNDS ACCOUNT         FUNDS ACCOUNT
                                                --------------------   -------------------   -------------------
Annual Contract Fee...........................          None                   None                  None
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...............................         0.20%                  0.20%                 0.20%
Mortality and Expense Risk Fees (maximum).....         1.25%(1)               1.25%(1)              1.25%(1)
Mortality and Expense Risk Fees (current).....         1.10%(1)               1.10%(1)              1.10%(1)
Acquired Fund Fees and Expenses(2)............
TOTAL ANNUAL EXPENSES.........................


------------------

(1) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.


(2) Each Strategic Variable Funds Subaccount also bears, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts as reflected under Acquired Fund Fees and Expenses.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.

                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Expenses that are deducted from the assets of the Portfolio    0.28       0.92
  (or the Calvert Series), including management fees and
  other expenses............................................
Expenses after taking account of certain reimbursements or     0.28       0.92
  waivers of expenses and fees..............................

The following table shows the fees and expenses of each Portfolio. Your investment in each Variable Funds Subaccount or Strategic Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.


------------------------------------------------------------------------------------------------------------------------
                                                          HIGH       INFLATION-                    HIGH
                                             MONEY       QUALITY     PROTECTED       CORE         YIELD
                                            MARKET        BOND       SECURITIES      BOND          BOND        BALANCED
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------
 Management Fees.........................    0.25         0.35          0.35         0.35          0.55          0.45
------------------------------------------------------------------------------------------------------------------------
 Other Expenses..........................    0.03         0.04          0.05         0.04          0.05          0.09
------------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating            0.28         0.39          0.40         0.39          0.60          0.54
   Expenses..............................
------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense                     --           --            --           --            --          0.04
   Reimbursement(1)......................
------------------------------------------------------------------------------------------------------------------------
 Net Expenses............................    0.28         0.39          0.40         0.39          0.60          0.50
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                 VALUE &     GROWTH &      EQUITY       SPECIAL     AGGRESSIVE    INTERNATIONAL
                                 INCOME       INCOME       GROWTH       EQUITY        EQUITY         EQUITY        CALVERT
                                PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO      SERIES*
--------------------------------------------------------------------------------------------------------------------------
 Management Fees..............    0.45         0.60         0.62         0.80          0.77           0.75          0.70
--------------------------------------------------------------------------------------------------------------------------
 Other Expenses...............    0.03         0.04         0.03         0.05          0.04           0.13          0.22
--------------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio           0.48         0.64         0.65         0.85          0.81           0.88          0.92
   Operating Expenses.........
--------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense          --           --           --          (2)          0.01            (2)            --
   Reimbursement(1)...........
--------------------------------------------------------------------------------------------------------------------------
 Net Expenses.................    0.48         0.64         0.65         0.85          0.80           0.88          0.92
--------------------------------------------------------------------------------------------------------------------------

------------------
(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.
(2) Amount waived less than 0.005%.

* The Balanced Subaccount and the Calvert Series Subaccount are not available to Strategic Variable Funds Subaccounts.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS


Examples
If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount's future performance) and assume the maximum fees and expenses of any of the Portfolios (or the Calvert Series). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example is based on fees after waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.


                                                       AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market.........................................   $140      $437      $  755      $1,657
High Quality Bond....................................   $152      $471      $  813      $1,779
Inflation-Protected Securities.......................   $153      $474      $  818      $1,791
Core Bond............................................   $152      $471      $  813      $1,779
High Yield Bond......................................   $173      $536      $  923      $2,009
Balanced.............................................   $163      $505      $  871      $1,900
Value & Income.......................................   $161      $499      $  860      $1,878
Growth & Income......................................   $177      $548      $  944      $2,052
Equity Growth........................................   $178      $551      $  949      $2,062
Special Equity.......................................   $198      $612      $1,052      $2,275
Aggressive Equity....................................   $193      $597      $1,026      $2,222
Calvert..............................................   $205      $634      $1,088      $2,348
International Equity.................................   $201      $621      $1,068      $2,306


The following example is based on fees after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.


                                                       AFTER      AFTER      AFTER      AFTER
                     SUBACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ----------                        ------    -------    -------    --------
Money Market.........................................   $156      $483      $  834      $1,824
High Quality Bond....................................   $167      $517      $  892      $1,944
Inflation-Protected Securities.......................   $168      $520      $  897      $1,955
Core Bond............................................   $167      $517      $  892      $1,944
High Yield Bond......................................   $188      $582      $1,001      $2,169
Balanced.............................................   $178      $551      $  949      $2,062
Value & Income.......................................   $176      $545      $  939      $2,041
Growth & Income......................................   $192      $594      $1,021      $2,212
Equity Growth........................................   $193      $597      $1,026      $2,222
Special Equity.......................................   $213      $658      $1,129      $2,431
Aggressive Equity....................................   $208      $643      $1,103      $2,379
Calvert..............................................   $220      $679      $1,164      $2,503
International Equity.................................   $216      $667      $1,144      $2,462


                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Examples

If you (i) surrender your Contract at the end of the applicable time period,
(ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.


The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.10% presently in effect.



                                                       AFTER      AFTER      AFTER      AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------                     ------    -------    -------    --------
Short Horizon........................................   $176      $545      $  939      $2,041
Intermediate Horizon.................................   $185      $573      $  985      $2,137
Intermediate/Long Horizon............................   $190      $588      $1,011      $2,190


The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.


                                                       AFTER      AFTER      AFTER      AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------                     ------    -------    -------    --------
Short Horizon........................................   $191      $591      $1,016      $2,201
Intermediate Horizon.................................   $200      $618      $1,062      $2,296
Intermediate/Long Horizon............................   $205      $634      $1,088      $2,348


FINANCIAL INFORMATION


The following tables contain financial information about the Accounts and are included in the Accounts' Annual Reports. The tables have been audited by [________________], independent registered public accounting firm. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (800) 755-5801.


                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES

                                                                                   UNIT VALUE
                                                   --------------------------------------------------------------------------
                                                   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                     2006       2005       2004       2003       2002       2001       2000
                                                   --------   --------   --------   --------   --------   --------   --------
Money Market(a)..................................              $19.29     $18.91     $18.84     $18.81     $18.67     $18.11
High Quality Bond(b).............................              $14.49     $14.37     $14.32     $14.15     $13.47     $12.58
Inflation-Protected Securities (formerly,
 Intermediate Government Bond)(a)................              $20.08     $20.03     $19.94     $19.84     $18.52     $17.53
Core Bond(a).....................................              $30.76     $30.38     $29.35     $28.36     $26.24     $24.80
High Yield Bond(b)...............................              $16.95     $16.58     $15.17     $11.99     $11.87     $11.41
Balanced(a)......................................              $37.73     $36.13     $33.73     $28.97     $32.55     $34.75
Value & Income(a)................................              $53.20     $50.32     $45.06     $36.00     $42.95     $44.31
Growth & Income(d)...............................              $25.61     $24.17     $22.06     $17.96     $23.46     $30.54
Equity Growth(a).................................              $49.51     $46.70     $43.82     $35.00     $46.26     $58.57
Special Equity(d)................................              $35.46     $32.43     $29.11     $20.44     $27.32     $28.51
Aggressive Equity(c).............................              $15.52     $14.50     $13.08     $10.32     $14.21     $20.88
Calvert(a).......................................              $29.13     $27.87     $26.03     $22.05     $25.38     $27.58
International Equity(e)..........................              $21.15     $19.23     $16.25     $12.30     $14.97     $18.60

                                                             UNIT VALUE
                                                   ------------------------------
                                                   DEC. 31,   DEC. 31,   DEC. 31,
                                                     1999       1998       1997
                                                   --------   --------   --------
Money Market(a)..................................   $17.18     $16.45     $15.71
High Quality Bond(b).............................   $11.72     $11.45     $10.83
Inflation-Protected Securities (formerly,
 Intermediate Government Bond)(a)................   $16.18     $16.06     $15.13
Core Bond(a).....................................   $22.75     $23.16     $21.67
High Yield Bond(b)...............................   $12.00     $12.04     $11.84
Balanced(a)......................................   $35.90     $32.46     $29.12
Value & Income(a)................................   $40.87     $38.07     $33.98
Growth & Income(d)...............................   $37.40     $28.83     $21.50
Equity Growth(a).................................   $70.56     $51.55     $37.98
Special Equity(d)................................   $30.04     $24.05     $23.40
Aggressive Equity(c).............................   $24.36     $14.92     $10.57
Calvert(a).......................................   $28.73     $25.81     $22.40
International Equity(e)..........................   $23.11     $14.15     $12.87


------------------
(a) Commencement of Operations August 18, 1994.
(b) Commencement of Operations August 20, 1996 at $10.00 unit value.
(c) Commencement of Operations May 10, 1996 at $10.00 unit value.
(d) Commencement of Operations August 24, 1994.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                                                                            UNITS OUTSTANDING
                                      ---------------------------------------------------------------------------------------------
                                      DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                        2006        2005        2004        2003        2002        2001        2000        1999
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Money Market(a).....................              1,940,304   2,129,128   2,380,101   2,581,398   2,552,095   2,204,535   2,121,184
High Quality Bond(b)................              1,673,643   1,698,725   1,792,768   1,543,946   1,273,673     665,610     579,522
Inflation-Protected Securities
 (formerly, Intermediate Government
 Bond)(a)...........................              1,279,147   1,467,906   1,731,895   2,181,036   1,782,182   1,454,739   1,502,336
Core Bond(a)........................              2,139,744   2,036,065   2,165,116   1,933,347   1,999,667   1,645,094   1,710,978
High Yield Bond(b)..................                256,503     276,841     269,658     435,401     455,313     391,031     313,883
Balanced(a).........................              2,200,757   2,451,834   2,659,711   2,746,878   3,239,258   3,544,661   3,878,298
Value & Income(a)...................              6,603,906   6,901,393   7,055,567   7,207,058   8,115,057   8,022,649   8,782,906
Growth & Income(d)..................              5,405,715   5,739,439   5,922,680   5,579,094   6,231,973   6,519,122   6,072,770
Equity Growth(a)....................              4,347,218   4,783,781   5,092,408   4,727,738   5,510,385   5,838,044   5,844,016
Special Equity(d)...................              3,500,514   3,617,451   3,633,570   3,405,431   3,803,719   3,906,864   3,599,540
Aggressive Equity(c)................              3,799,795   4,092,218   4,268,033   4,103,500   4,373,710   4,446,884   2,649,773
Calvert(a)..........................              1,451,064   1,447,441   1,403,970   1,400,341   1,462,817   1,491,257   1,450,380
International Equity(e).............              3,820,571   3,836,891   3,737,216   3,862,561   4,240,159   3,722,351   3,152,866

                                         UNITS OUTSTANDING
                                      -----------------------
                                       DEC. 31,     DEC. 31,
                                         1998         1997
                                      ----------   ----------
Money Market(a).....................   1,777,954    1,520,230
High Quality Bond(b)................     393,946      123,847
Inflation-Protected Securities
 (formerly, Intermediate Government
 Bond)(a)...........................   1,623,414    1,285,250
Core Bond(a)........................   1,572,400      962,769
High Yield Bond(b)..................     203,868       47,081
Balanced(a).........................   4,184,725    4,125,273
Value & Income(a)...................   9,744,341   10,309,097
Growth & Income(d)..................   5,222,023    2,817,842
Equity Growth(a)....................   5,391,952    5,421,544
Special Equity(d)...................   3,820,805    3,308,346
Aggressive Equity(c)................   1,167,284      533,625
Calvert(a)..........................   1,381,200    1,293,126
International Equity(e).............   2,409,233    2,061,367


------------------
(a) Commencement of Operations August 18, 1994.
(b) Commencement of Operations August 20, 1996 at $10.00 unit value.
(c) Commencement of Operations May 10, 1996 at $10.00 unit value.
(d) Commencement of Operations August 24, 1994.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

                                                       SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                   -----------------------------------------------------------------------------------------
                                      YEAR            YEAR            YEAR            YEAR            YEAR           YEAR
                                     ENDING          ENDING          ENDING          ENDING          ENDING         ENDING
                                    DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                      2006            2005            2004            2003            2002           2001
                                   -----------     -----------     -----------     -----------     ----------     ----------
Net Investment Income (Loss).....                  $     (0.03)    $     (0.03)    $     (0.03)    $    (0.03)    $    (0.03)
Net realized and unrealized gains
 on securities...................                  $      0.26     $      0.57     $      0.83     $     0.42     $     0.60
Net increase in accumulation unit
 value...........................                  $      0.23     $      0.54     $       .80     $     0.39     $     0.57
Accumulation unit value at
 beginning of period.............                  $     14.68     $     14.14     $     13.34     $    12.95     $    12.38
Accumulation unit value at end of
 period..........................                  $     14.91     $     14.68     $     14.14     $    13.34     $    12.95
Total return.....................                         1.57%           3.82%           6.00%          3.01%          4.60%
Net assets, end of year..........                  $11,574,072     $10,191,299     $10,505,127     $9,085,611     $7,013,073
Expenses to average net assets...                         0.20%           0.20%           0.20%          0.20%          0.20%
Net investment loss to average
 net assets......................                        (0.20)%         (0.20)%         (0.20)%        (0.20)%        (0.20)%
Portfolio turnover rate..........                           46%             50%            109%            55%            68%
Number of accumulation units
 outstanding at end of period....                      776,216         694,223         742,956        680,929        541,638

                                     SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                   -----------------------------------------------------
                                      YEAR           YEAR           YEAR          YEAR
                                     ENDING         ENDING         ENDING        ENDING
                                    DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,
                                      2000           1999           1998          1997
                                   ----------     ----------     ----------     --------
Net Investment Income (Loss).....  $    (0.02)    $    (0.02)    $    (0.02)    $  (0.02)
Net realized and unrealized gains
 on securities...................  $     0.77     $     0.15     $     0.67     $   0.87
Net increase in accumulation unit
 value...........................  $     0.75     $     0.13     $     0.65     $   0.85
Accumulation unit value at
 beginning of period.............  $    11.63     $    11.50     $    10.85     $  10.00
Accumulation unit value at end of
 period..........................  $    12.38     $    11.63     $    11.50     $  10.85
Total return.....................        6.45%          1.13%          5.99%        8.50%
Net assets, end of year..........  $3,498,791     $2,523,200     $1,785,312     $758,526
Expenses to average net assets...        0.20%          0.20%          0.20%        0.20%
Net investment loss to average
 net assets......................       (0.20)%        (0.20)%        (0.20)%      (0.20)%
Portfolio turnover rate..........          87%            84%           223%         394%
Number of accumulation units
 outstanding at end of period....     282,579        216,926        155,246       69,892

                                                   INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                  -------------------------------------------------------------------------------------------
                                     YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                    ENDING          ENDING          ENDING          ENDING          ENDING          ENDING
                                   DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                     2006            2005            2004            2003            2002            2001
                                  -----------     -----------     -----------     -----------     -----------     -----------
Net Investment Income
 (Loss)......................                     $     (0.03)    $     (0.03)    $     (0.03)    $     (0.03)    $     (0.03)
Net realized and unrealized
 gains on securities.........                     $      0.64     $      1.01     $      1.97     $     (1.06)    $     (0.46)
Net increase in accumulation
 unit value..................                     $      0.61     $      0.98     $      1.94     $     (1.09)    $     (0.49)
Accumulation unit value at
 beginning of period.........                     $     15.50     $     14.52     $     12.58     $     13.67     $     14.16
Accumulation unit value at
 end of period...............                     $     16.11     $     15.50     $     14.52     $     12.58     $     13.67
Total return.................                            3.94%           6.75%          15.42%          (7.97)%         (3.46)%
Net assets, end of year......                     $29,281,323     $28,720,023     $25,770,371     $20,134,380     $21,693,802
Expenses to average net
 assets......................                            0.20%           0.20%           0.20%           0.20%           0.20%
Net investment loss to
 average net assets..........                           (0.20)%         (0.20)%         (0.20)%         (0.20)%         (0.20)%
Portfolio turnover rate......                              29%             28%             87%             53%             92%
Number of accumulation units
 outstanding at end of
 period......................                       1,817,622       1,853,382       1,775,258       1,600,072       1,586,623

                               INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                               ---------------------------------------------------------
                                  YEAR            YEAR            YEAR           YEAR
                                 ENDING          ENDING          ENDING         ENDING
                                DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                  2000            1999            1998           1997
                               -----------     -----------     ----------     ----------
Net Investment Income
 (Loss)......................  $     (0.03)    $     (0.03)    $    (0.02)    $    (0.02)
Net realized and unrealized
 gains on securities.........  $     (0.16)    $      1.70     $     1.29     $     1.43
Net increase in accumulation
 unit value..................  $     (0.19)    $      1.67     $     1.27     $     1.41
Accumulation unit value at
 beginning of period.........  $     14.35     $     12.68     $    11.41     $    10.00
Accumulation unit value at
 end of period...............  $     14.16     $     14.35     $    12.68     $    11.41
Total return.................        (1.32)%         13.17%         11.13%         14.10%
Net assets, end of year......  $18,239,055     $15,953,762     $8,820,613     $3,362,873
Expenses to average net
 assets......................         0.20%           0.20%          0.20%          0.20%
Net investment loss to
 average net assets..........        (0.20)%         (0.20)%        (0.20)%        (0.20)%
Portfolio turnover rate......           98%             81%           129%           419%
Number of accumulation units
 outstanding at end of
 period......................    1,287,928       1,111,519        695,501        294,712


                                   INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                -------------------------------------------------------------------
                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                  ENDING        ENDING        ENDING        ENDING        ENDING
                                 DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                   2006          2005          2004          2003          2002
                                -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)..                $     (0.03)  $     (0.03)  $     (0.03)  $     (0.03)
Net realized and unrealized
 gains on securities..........                $      0.84   $      1.26   $      2.47   $     (1.86)
Net increase in accumulation
 unit value...................                $      0.81   $      1.23   $      2.44   $     (1.89)
Accumulation unit value at
 beginning of period..........                $     16.06   $     14.83   $     12.39   $     14.28
Accumulation unit value at end
 of period....................                $     16.87   $     16.06   $     14.83   $     12.39
Total return..................                       5.04%         8.29%        19.69%       (13.24)%
Net assets, end of year.......                $45,441,180   $40,122,473   $34,716,992   $23,622,845
Expenses to average net
 assets.......................                       0.20%         0.20%         0.20%         0.20%
Net investment loss to average
 net assets...................                      (0.20)%       (0.20)%       (0.20)%       (0.20)%
Portfolio turnover rate.......                         25%           34%           98%           49%
Number of accumulation units
 outstanding at end of
 period.......................                  2,694,280     2,497,752     2,340,332     1,906,765

                                  INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                ------------------------------------------------------------------
                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                  ENDING        ENDING        ENDING        ENDING        ENDING
                                 DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                   2001          2000          1999          1998          1997
                                -----------   -----------   -----------   -----------   ----------
Net Investment Income (Loss)..  $     (0.03)  $     (0.03)  $     (0.03)  $     (0.02)  $    (0.02)
Net realized and unrealized
 gains on securities..........  $     (1.03)  $     (0.62)  $      2.54   $      1.62   $     1.90
Net increase in accumulation
 unit value...................  $     (1.06)  $     (0.65)  $      2.51   $      1.60   $     1.88
Accumulation unit value at
 beginning of period..........  $     15.34   $     15.99   $     13.48   $     11.88   $    10.00
Accumulation unit value at end
 of period....................  $     14.28   $     15.34   $     15.99   $     13.48   $    11.88
Total return..................        (6.91)%       (4.07)%       18.62%        13.47%       18.80%
Net assets, end of year.......  $26,797,935   $25,424,342   $20,592,888   $11,296,845   $4,222,735
Expenses to average net
 assets.......................         0.20%         0.20%         0.20%         0.20%        0.20%
Net investment loss to average
 net assets...................        (0.20)%       (0.20)%       (0.20)%       (0.20)%      (0.20)%
Portfolio turnover rate.......           44%           59%           72%          143%         455%
Number of accumulation units
 outstanding at end of
 period.......................    1,873,995     1,656,966     1,288,011       838,229      355,329


THE CONTRACTS

The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation ("NQDC") Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The
Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account


The Variable Funds Account is divided into thirteen Subaccounts (the "Variable Funds Subaccounts"), twelve of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, High Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.


Diversified Investors Portfolios is an open-ended, diversified management investment company which has twelve series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of TFLIC. DISC, a wholly-owned subsidiary of Diversified, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert"), an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the

Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund.


Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently eight Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Inflation-Protected Securities Subaccount, the Balanced Subaccount, the Aggressive Equity Subaccount, and the Calvert Series Subaccount are currently not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page
15. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page 13.


The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES


TFLIC makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, TFLIC reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks".


Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.


In addition, TFLIC reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge".



In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fees".



Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax".


CREDIT AND ALLOCATION OF PURCHASE PAYMENTS


Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments".


REDEMPTION

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Income Tax Status".


TRANSFERS


A Participant may transfer Units back and forth between the Variable Funds Account and the Strategic Variable Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Strategic Variable Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Portfolio in which a Variable Funds Subaccount or Strategic Variable Funds Subaccount is invested. See "Diversified Investors Portfolios". In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755-5801. See "Transfers". TFLIC reserves the right to discontinue allowing telephone transfers.


FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and Strategic Variable Funds Accounts and their long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, an Account may limit additional allocations of purchase payments directed to the Accounts by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but each Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

The Accounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or other techniques that may be adopted in the future, may not be effective. Shares of the Accounts are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. An Account's ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts.

As noted above, if an Account is unable to detect and deter trading abuses, the Account's performance, and its long term Participants, may be harmed. In addition, because the Accounts have not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Accounts will provide advance notice to Participants and prospective Contract holders of any specific restrictions on allocations of purchase payments that Diversified may adopt in the future. Because the Accounts apply their policies in discretionary manner, different account holders may be treated differently.

Additionally, the Accounts have adopted policies and procedures to prevent the selective release of information about the underlying mutual funds' portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts' policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

PAYMENT OPTIONS


Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options".


VOTING RIGHTS


To the extent required by law, TFLIC will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct TFLIC in accordance with the instructions received from Participants. See "Voting Rights".


DEATH BENEFIT


If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit".


DISTRIBUTION OF THE CONTRACTS


DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. See "Distribution of the Contracts".


                                     TFLIC

Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC's principal place of business is Four Manhattanville Road, Purchase, N.Y. 10577; (800) 755-5801.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Diversified Investors Variable Funds (the "Variable Funds Account") was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.


There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("CVS"), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the "Portfolios") of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Descriptions of the Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios". Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.


CALVERT SERIES


The Calvert Series is a series of CVS, a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.



The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.


DIVERSIFIED INVESTORS PORTFOLIOS

Each of the other twelve Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:


VARIABLE FUNDS SUBACCOUNT                                            SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
-------------------------                                            ------------------------------------------
Diversified Investors Variable Funds Money Market
  Subaccount...............................................  Diversified Investors Money Market Portfolio (the "Money
                                                             Market Portfolio")
Diversified Investors Variable Funds High Quality Bond
  Subaccount...............................................  Diversified Investors High Quality Bond Portfolio (the
                                                             "High Quality Bond Portfolio")
Diversified Investors Variable Funds Inflation-Protected
  Securities Subaccount....................................  Diversified Investors Inflation-Protected Securities
                                                             Portfolio (the "Inflation-Protected Securities Portfolio")
Diversified Investors Variable Funds Core Bond
  Subaccount...............................................  Diversified Investors Core Bond Portfolio (the "Core Bond
                                                             Portfolio")
Diversified Investors Variable Funds High Yield Bond
  Subaccount...............................................  Diversified Investors High Yield Bond Portfolio (the "High
                                                             Yield Bond Portfolio")
Diversified Investors Variable Funds Balanced Subaccount...  Diversified Investors Balanced Portfolio (the "Balanced
                                                             Portfolio")
Diversified Investors Variable Funds Value & Income
  Subaccount...............................................  Diversified Investors Value & Income Portfolio (the "Value
                                                             & Income Portfolio")
Diversified Investors Variable Funds Growth & Income
  Subaccount...............................................  Diversified Investors Growth & Income Portfolio (the
                                                             "Growth & Income Portfolio")
Diversified Investors Variable Funds Equity Growth
  Subaccount...............................................  Diversified Investors Equity Growth Portfolio (the "Equity
                                                             Growth Portfolio")
Diversified Investors Variable Funds Aggressive Equity
  Subaccount...............................................  Diversified Investors Aggressive Equity Portfolio (the
                                                             "Aggressive Equity Portfolio")
Diversified Investors Variable Funds Special Equity
  Subaccount...............................................  Diversified Investors Special Equity Portfolio (the
                                                             "Special Equity Portfolio")
Diversified Investors Variable Funds International Equity
  Subaccount...............................................  Diversified Investors International Equity Portfolio (the
                                                             "International Equity Portfolio")


Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

INFLATION-PROTECTED SECURITIES PORTFOLIO: To seek maximum real return consistent with the preservation of capital.


CORE BOND PORTFOLIO: To achieve maximum total return.

HIGH YIELD BOND PORTFOLIO: To provide a high level of current income.

BALANCED PORTFOLIO: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

VALUE & INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.


See "Diversified Investors Portfolios" and the Statement of Additional Information for more information on each of the Portfolios described above.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. TFLIC is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Strategic Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of TFLIC.

The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met. Each of the Strategic Variable Funds Subaccount's objectives may be changed without the approval of a majority of interest holders.

SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high level of income and preservation of capital.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high total investment return.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide long-term growth of capital and growth of income.


As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Calvert Series Subaccount) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.



As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Money Market Subaccounts. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions and may be changed at any time. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Strategic Variable Funds Subaccounts. Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount in attempting to respond to adverse market or other conditions or to process a large transfer into or out of a Strategic Variable Funds Subaccount. For more information on allocations to the underlying Subaccounts, see Appendix A.

-------------------------------------------------------------------------------------------------
                                                                NORMAL APPROXIMATE ALLOCATIONS
-------------------------------------------------------------------------------------------------
                                                                BOND        STOCK    MONEY MARKET
                                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                  88%         10%          2%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                           48%         50%          2%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                      28%         70%          2%
-------------------------------------------------------------------------------------------------

MANAGEMENT

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Strategic Variable Funds Subaccounts, Diversified Investment Advisors, Inc. manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. Diversified is also the investment adviser of each of the Portfolios and the Diversified Investors Strategic Allocation Funds. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

Diversified's address is 4 Manhattanville Road, Purchase, New York 10577. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of TFLIC. The Board of Directors of TFLIC has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

INVESTMENT RESTRICTIONS


The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Strategic Variable Funds Subaccounts. Under its investment restrictions, each Strategic Variable Funds Subaccount may borrow money in an amount not to exceed 30% of the Subaccount's assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount's securities is not a violation of policy.


                                    CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC's assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC's general account.

ANNUAL CONTRACT CHARGE

TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC's costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.


Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios".



Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2007, CAMCO was the investment adviser for 40 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $ billion in assets under management.



CAMCO uses a team approach to its management of the Calvert Series. Information about the Calvert Series' portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying prospectus of the Calvert Series.



CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series' subadvisers without shareholder approval.


The Strategic Variable Funds Subaccounts

For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.


Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios".


PREMIUM TAX

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

OWNERSHIP

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT


There are no stipulated or required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date") during which no Purchase Payments will be accepted by TFLIC, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.


During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not TFLIC's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

  (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

  (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

  (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

  (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

  (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC's judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt
(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

ALLOCATION OF PURCHASE PAYMENTS

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to TFLIC a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. TFLIC reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

  (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

  (b) is the investment advisory fee accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.


TFLIC values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts in which it invests. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated), assets are valued using fair value procedures under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.


                                 DEATH BENEFIT


Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date"), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page 30. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.


If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant's death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant's (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Income Tax Status".


The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.


A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Income Tax Status".


With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for "Redemption During the Accumulation Period". However, Section 401(a),
Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age

70 1/2 or, except in the case of 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

The following Fixed Annuity options may be available:

   (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

  (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

        If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

   (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lesser percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant's beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Calvert, Inc.; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Investors in all of the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

The Strategic Variable Funds Subaccounts

The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                           FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under federal income tax law is general in nature, is based upon TFLIC's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

TAX TREATMENT OF TFLIC

TFLIC is taxed as a life insurance company under the Code.

Investment income and gains from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by the Variable Funds Account.

Investment income and gains from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by the Strategic Variable Funds Account.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. TFLIC, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of TFLIC" above.

SECTION 403(b) ANNUITIES

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.


Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $15,500 in 2007 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation (subject to a compensation limit). Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,000 in 2007 (an amount currently scheduled to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.


When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's
Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS


An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $15,500 in 2007 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,000 in 2007 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.


When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code, and if certain conditions are met.


The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding". In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.


SECTION 408 (IRA) CONTRACTS

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

MINIMUM DISTRIBUTION REQUIREMENTS


If the actual distributions from an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see "Annuity Purchase Date") the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.


SECTION 457 PLANS


Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $15,500 in 2007 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,000 in 2007 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the
Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from
Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.


NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.

INCOME TAX WITHHOLDING

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

     1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

     2. Required by the Code upon the participant's attainment of age 70 1/2 (or retirement) or death, or

     3.  Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) ("MONY") and then assumed by TFLIC (formerly AUSA Life Insurance Company) pursuant to certain assumption reinsurance agreements executed by MONY and TFLIC effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption.

The former holders of MONY contracts who opted in to the assumption of their contracts by TFLIC experience no differences in the terms or charges under the Contracts. All investment options previously available to these MONY contractholders are available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed TFLIC Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.


From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Money, Forbes, Barron's, Lipper Analytical Services, Inc., Frank Russell Universe Data and Morningstar.



In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Lehman Brothers Aggregate Index, and Russell 1000 Index, in order to provide the reader a basis of comparison for performance.


Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns


The annualized total return for the Subaccounts is shown for the periods ended December 31, 2006 indicated in the table below.



    ----------------------------------------------------------------------------------------------------------------------------
                                         INCEPTION                                                                    SINCE
                                          DATE(1)         1 YEAR        3 YEARS        5 YEARS        10 YEARS      INCEPTION
    ----------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET(2)                       Dec-78          3.72%          2.02%          1.40%         2.92%           5.90%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND(2)                  Jul-90          3.24%          1.47%          2.13%         3.77%           4.73%
    ----------------------------------------------------------------------------------------------------------------------------
     INFLATION-PROTECTED SECURITIES(3)     Aug-90          2.35%          1.02%          2.11%         3.76%           4.92%
    ----------------------------------------------------------------------------------------------------------------------------
     CORE BOND(2)                          Jan-78          3.04%          2.60%          3.85%         4.66%           7.10%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH YIELD BOND                       Sep-95         10.78%          7.35%          9.61%         5.90%           6.41%
    ----------------------------------------------------------------------------------------------------------------------------
     BALANCED(2)                           Dec-92         10.53%          7.34%          5.08%         5.41%           7.63%
    ----------------------------------------------------------------------------------------------------------------------------
     VALUE & INCOME                        Jan-78         19.38%         12.12%          8.14%         9.18%          11.94%
    ----------------------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME(2)                    Jan-86         10.56%          8.69%          3.84%         5.81%           9.53%
    ----------------------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH(2)                      Mar-93          2.99%          5.19%          1.97%         5.43%           7.19%
    ----------------------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY                     May-96          5.30%          7.70%          2.83%         5.03%           5.02%
    ----------------------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY(2)                     Jan-86         10.56%         10.43%          7.49%         7.72%          11.85%
    ----------------------------------------------------------------------------------------------------------------------------
     CALVERT SERIES                        Sep-86          7.59%          6.39%          4.31%         5.23%           7.56%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY(2)               Dec-92         25.95%         17.92%         12.22%         8.31%          10.22%
    ----------------------------------------------------------------------------------------------------------------------------
     SHORT HORIZON STRATEGIC               Jan-97          4.58%          3.32%          3.79%         4.54%           4.54%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE HORIZON STRATEGIC        Jan-97         10.04%          7.75%          5.38%         6.38%           6.38%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE/LONG HORIZON
     STRATEGIC                             Jan-97          8.25%          6.30%          4.99%         5.72%           5.72%
    ----------------------------------------------------------------------------------------------------------------------------


   (1) Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.


   (2) Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

                                                              MONY POOLED
SERIES                                                        SEPARATE ACCOUNT
------------------------------------------------------------  -----------------------
Money Market................................................  Pooled Account No. 4
High Quality Bond...........................................  Pooled Account No. 15
Core Bond...................................................  Pooled Account No. 5
Balanced....................................................  Pooled Account No. 14
Value & Income..............................................  Pooled Account No. 6
Equity Growth...............................................  Pooled Account No. 1
Growth & Income.............................................  Pooled Account No. 10a
Special Equity..............................................  Pooled Account No. 10b
International Equity........................................  Pooled Account No. 12



       Total returns calculated for any period for each of the Money Market, High Quality Bond, Core Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company

      Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.


   (3) Prior to May 1, 2007, the Inflation-Protected Securities Portfolio (the underlying Portfolio in which the Inflation-Protected Securities Subaccount invests) had a different investment objective and strategy and was named Diversified Investors Intermediate Government Bond Portfolio. The Subaccount performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy for the Portfolio been in effect for all periods.


The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

                        DIVERSIFIED INVESTORS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Diversified Investors Portfolios. The Strategic Variable Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. TFLIC may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 58). Upon any such withdrawal, TFLIC would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

PRINCIPAL INVESTMENT STRATEGIES

This section describes principal investment strategies of the series of Diversified Investors Portfolios currently available under the Contracts through the Subaccounts. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio's objectives and strategies may be changed without investor approval.

Please note that each Portfolio may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, a Portfolio's advisers might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital. This Portfolio invests primarily in high quality, short-term money market instruments. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.


The Portfolio is subject to SEC industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Portfolio reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit standards. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

BOND PORTFOLIOS
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


The investment objective of the HIGH QUALITY BOND PORTFOLIO is to provide a high risk-adjusted return while focusing on the preservation of capital. This Portfolio invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.


The dollar-weighted average effective maturity of the Portfolio generally does not exceed three years under normal circumstances. Dollar-weighted average effective maturity is a measure, as estimated by the Portfolio's portfolio manager, of the length of time the average security in a bond fund will mature or be redeemed by its issuer. This measure may take into account mortgage prepayments, puts, and adjustable coupons. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Portfolio considers securities rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's (and securities that the Portfolio's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.


The portfolio managers of the HIGH QUALITY BOND PORTFOLIO use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Portfolio then attempt to select securities that will enable the Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.


What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The investment objective of the INFLATION-PROTECTED SECURITIES PORTFOLIO is to seek maximum real return consistent with the preservation of capital. The Portfolio invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Portfolio also invests in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers. Under normal circumstances the Portfolio invests at least 80% of its net assets in inflation-protected securities and related investments.



What are Inflation-Protected Securities?



Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).



The Portfolio may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.



The Portfolio invests primarily in investment-grade securities, but may also invest in lower quality securities. The Portfolio may not invest more than 10% of its net assets in below investment-grade securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.



The portfolio managers of the INFLATION-PROTECTED SECURITIES PORTFOLIO use both "top down" and "bottom up" analysis to determine security and duration positions for the Portfolio. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.


What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pool are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgage-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are not insured by the U.S. government.

The investment objective of the CORE BOND PORTFOLIO is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Portfolio invests at least 80% of its net assets in bonds and related investments.


The Portfolio also invests in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Additionally, the Portfolio may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.


Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.

The Portfolio's duration generally is between three and ten years, and its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The investment objective of the HIGH YIELD BOND PORTFOLIO is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor's or Fitch or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.


Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.



Each Portfolio's policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.


BALANCED PORTFOLIO

The investment objective of the BALANCED PORTFOLIO is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Portfolio's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives for hedging purposes.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

STOCK PORTFOLIOS

The investment objective of the VALUE & INCOME PORTFOLIO is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers use a "bottom up" value-oriented approach in selecting investments for the Portfolio. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.

The investment objective of the GROWTH & INCOME PORTFOLIO is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The investment objective of the EQUITY GROWTH PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's adviser may fail to pick stocks that outperform the economy or that do as well as the economy.

The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium sized companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. The Portfolio uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.


The Portfolio utilizes multiple managers with growth, value, and structured core styles. The Portfolio is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Portfolio.


The investment objective of the AGGRESSIVE EQUITY PORTFOLIO is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies and focuses on large capitalization issuers. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 1000 Growth Index. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be quite volatile.


Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY PORTFOLIOS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals. Other managers utilize a quantitative approach with respect to security investment decisions.

The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The INTERNATIONAL EQUITY PORTFOLIO uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.


                                    *  *  *

Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These

Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.



Although the policy of each Portfolio, other than the Value & Income Portfolio and the Growth & Income Portfolio, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Portfolio will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.


ADDITIONAL INVESTMENT POLICIES

Investment Restrictions


The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.


Brokerage Transactions


The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio or an affiliate of such an entity. These entities may be paid for these transactions.


CORE/FEEDER STRUCTURE

Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.


Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), TFLIC, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights", including, to the extent required by law, procedures through which TFLIC shall receive instructions with respect to such vote from

Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that TFLIC withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. There are, however, other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

RISK CONSIDERATIONS

The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section.

The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor's shares may be worth more or less at the time of redemption than at the time of purchase. An investor may lose money by investing in the Portfolios.

Certain of the investment practices employed for the Portfolios may entail risks in addition to the risks described below. Certain of these risks are described in the Statement of Additional Information.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by certain of the Portfolios may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Portfolio's share price to go down. Generally, the longer the average maturity of the bonds in a Portfolio, the more the Portfolio's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Portfolio, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Portfolio to sell. The lower quality debt securities in which the Portfolios may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Portfolio will be particularly susceptible to credit risk. U.S. government securities are generally considered to be less subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.


INFLATION-PROTECTED SECURITIES RISK. Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Portfolio will decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Portfolio's investment in growth securities depends largely on the Portfolio's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented Portfolio may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, and Aggressive Equity Portfolios are susceptible to the risks of growth securities.


VALUE INVESTING. When a Portfolio's portfolio managers use a value oriented approach in managing the Portfolio, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change. In addition, a value oriented Portfolio may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income Portfolio is particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Portfolios and the Balanced Portfolio may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Portfolio or the Balanced Portfolio may lose money, or their investment in a Bond Portfolio or the Balanced Portfolio may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth and Aggressive Equity Portfolios depends largely on the skill of those Portfolios' advisers in assessing the growth potential of companies in which the Portfolios invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Portfolios may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


The success of a Portfolio using a value approach, such as the Value & Income Portfolio, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Portfolios may lose money or their investment in the Portfolio may not do as well as an investment in another stock fund using a value approach.



The Special Equity and International Equity Portfolios are managed using both the growth and value approaches. Accordingly, investments in these Portfolios may not perform as well as investments in other stock funds using either a growth approach or a value approach.


SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Portfolio's share price to be volatile. Portfolios that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held in the Special Equity Portfolio are likely to be particularly susceptible to the risks of small cap companies.


FOREIGN SECURITIES. Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a significant portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Portfolio investments, currency exchange controls and other limitations on the use or transfer of Portfolio assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


     - A Portfolio may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.


PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Portfolio may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Portfolio may not be able to reinvest that principal at attractive rates. The Portfolio would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Portfolio's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Portfolio may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Portfolio's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Portfolio could suffer greater losses than if the Portfolio had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Portfolio performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Management of Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER


Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and subject to the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.


Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.


Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more Subadvisers without investor approval. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Portfolio, if those changes or continuation are approved by the Portfolio's Board of Trustees. Investors in all the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.


Diversified has selected subadvisers for each Portfolio. The subadvisers make the day-to day investment decisions for the Portfolio and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below.


Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the funds with respect to which such person has or shares management responsibility.

MONEY MARKET PORTFOLIO

GE Asset Management, Incorporated ("GEAMI"). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

Donald Duncan, Richard Annunziato, and James Gannon are responsible for the day-to-day supervision of the Money Market Portfolio on behalf of GEAMI. Mr. Duncan is a Vice President and Portfolio Manager at GEAMI, and has been with the firm since 1990. Mr. Annunziato is an Assistant Portfolio Manager at GEAMI, and has been with the firm since 2002. Prior to joining GEAMI, Mr. Annunziato was employed by Credit Suisse Asset Management and Salomon Smith Barney as a fixed income credit analyst. Mr. Gannon is an Assistant Portfolio Manager at GEAMI, and has been at the firm since 1995.

Mr. Duncan is the lead portfolio manager with oversight over the Money Market Portfolio. Mr. Annunziato and Mr. Gannon work jointly and collaboratively with other members of the GEAMI team and each has discretionary authority with respect to portions of the Money Market Portfolio, although Mr. Duncan has the authority to veto certain investment decisions made by Mr. Annunziato and Mr. Gannon.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer, Senior Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.


INFLATION-PROTECTED SECURITIES PORTFOLIO



BlackRock Financial Management, Inc. BlackRock Financial Management, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock Financial Management is a registered investment adviser organized in 1994. The principal business address of BlackRock Financial Management is 40 East 52nd Street, New York, New York 10022.



Andrew Phillips, Stuart Spodek, Scott Thiel, and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. Mr. Phillips is a

Managing Director of BlackRock who has been with the firm since 1991. Mr. Spodek is a Managing Director of BlackRock who has been with the firm since 1993. Mr. Thiel is a Managing Director of BlackRock who has been with the firm since 2002. Prior to joining BlackRock, Mr. Thiel was a Vice President at Goldman Sachs & Co. since 1989. Mr. Weinstein is a Vice President of BlackRock who has been with the firm since 2000.


CORE BOND PORTFOLIO


BlackRock Financial Management, Inc. BlackRock Financial Management, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock Financial Management is a registered investment adviser organized in 1994. The principal business address of BlackRock Financial Management is 40 East 52nd Street, New York, New York 10022.


Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Anderson is a Managing Director, the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group, and has been with the firm since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Core Bond Portfolio. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Core Bond Portfolio.

HIGH YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

BALANCED PORTFOLIO

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.

Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of Goldman Sachs Asset Management. Ms. Brown is a senior portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer of Quantitative Equity Strategies at Goldman Sachs Asset Management, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Balanced Portfolio.

Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of Western Asset, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

VALUE & INCOME PORTFOLIO

AllianceBernstein LP
TCW Investment Management Company

AllianceBernstein LP ("Alliance"). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.

Marilyn Fedak, John Mahedy, John Phillips, and Chris Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance. Ms. Fedak is the Co-Chief Investment Officer -- US Value Equities and Chairman of the US Value Investment Policy Group, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer -- US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance's US Value Investment Policy Group, which manages a portion of the Value & Income Portfolio. Ms. Fedak is the lead member of the team, however, no one member has primary responsibility for making investment decisions.

TCW Investment Management Company ("TCW"). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Value & Income Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

GROWTH & INCOME PORTFOLIO

Ark Asset Management Co., Inc.
Aronson+Johnson+Ortiz, LP
Goldman Sachs Asset Management, L.P.

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.

Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Growth & Income Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz acts as a lead member of the portfolio management team in Mr. Kurth's absence and also presents ideas and security analysis for stocks in her sector.

Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by nine principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, and Gina N. Marie Moore are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Each member of the AJO team has joint responsibility for the Growth & Income Portfolio. There is no lead member of the AJO team.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.

Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Goldman Sachs Asset Management. Ms. Brown is a senior portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer of Quantitative Equity Strategies at Goldman Sachs Asset Management, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Growth & Income Portfolio.

EQUITY GROWTH PORTFOLIO

Ark Asset Management Co., Inc.
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.

Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.

Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Equity Growth Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz acts as a lead member of the portfolio management team in Mr. Kurth's absence and also presents ideas and security analysis for stocks in her sector.

Marsico Capital Management, LLC. Marsico was organized in September 1997 as a registered investment adviser. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Equity Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.

SPECIAL EQUITY PORTFOLIO

EARNEST Partners, LLC
INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.

RS Investment Management Co. LLC

Wellington Management Company, LLP.

EARNEST Partners, LLC. EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999. The principal business address of EARNEST is 75 14th Street, Suite 2300, Atlanta, Georgia 30309.

Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Special Equity Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Special Equity Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

Mazama Capital Management, Inc. Mazama was founded and became a registered investment adviser in 1997. Mazama's principal address is One Southwest Columbia Street, Portland, Oregon 97258.

Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael
D. Clulow are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of Mazama.

Mr. Sauer serves as Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, and has been with the firm since its inception. Mr. Sauer has overall responsibility for the management of the Mazama investment team. Mr. Brink is Senior Vice President, Portfolio Manager and Director of Research at Mazama, and has also been with the firm since its inception. Ms. Novak serves as Associate Portfolio Manager and Sector Portfolio
Manager -- Consumer for Mazama. She joined Mazama in 1999. Mr. Butler serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Butler worked for Pacific Crest Securities as a senior research analyst since 1999. Mr. Clulow also serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg as a senior analyst since 2000.

Mazama's Investment Team consists of two primary Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Portfolio(s). Each member of the Investment Team utilizes the firm's proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.


RS Investment Management Co. LLC. RS Investments is a Delaware limited liability company, and it or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.


William Wolfenden, Portfolio Manager, has been responsible for the day-to-day supervision and management of the Special Equity Portfolio on behalf of RS since 2001. Prior to joining RS, Mr. Wolfenden was a portfolio manager and analyst at Dresdner RCM Global Investors from 1994 - 2001.

Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

The following individuals are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management:

Stephen T. O'Brien is a Senior Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 1983. Mr. O'Brien has served as Portfolio Manager of the Portfolio since 2002. Timothy J. McCormack, CFA, is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001 - 2004) and The Boston Company (1996 - 2000).

AGGRESSIVE EQUITY PORTFOLIO

Turner Investment Partners, Inc. Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.

Robert E. Turner, Mark Turner and Robb Parlanti are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner. Robert Turner is the Chairman & Chief Executive Officer of Turner, and has been with the firm since 1990. Mark Turner is the Vice Chairman, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993.

Robert Turner is the lead manager of the Turner team, and Mark Turner and Robb Parlanti are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner's equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

INTERNATIONAL EQUITY PORTFOLIO

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management. LSV was formed in 1994 and is owned by thirteen equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Josef Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Robert Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Menno Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Puneet Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani. There is no lead member of the LSV team.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

Andrew J. Offit is a Senior Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 1997. Mr. Offit has served as Portfolio Manager for the Portfolio since 2004. Jean-Marc Berteaux is a Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998 - 2001). Matthew D. Hudson,

CFA, is a Vice President and an Equity Portfolio Manager of Wellington Management, and has been with the firm since 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was a Portfolio Manager and Analyst at American Century Investment Management (2000-2005).

ADVISORY FEES


For the fiscal year ended December 31, 2006, the Portfolio paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Portfolio's average daily net assets set forth in the table below.



Money Market Portfolio                                        0.25%
High Quality Bond Portfolio                                   0.35%
Inflation-Protected Securities Portfolio                      0.34%
Core Bond Portfolio                                           0.35%
High Yield Bond Portfolio                                     0.55%
Balanced Portfolio                                            0.42%
Value & Income Portfolio                                      0.45%
Growth & Income Portfolio                                     0.60%
Equity Growth Portfolio                                       0.62%
Aggressive Equity Portfolio                                   0.76%
Special Equity Portfolio                                      0.80%
International Equity Portfolio                                0.75%(1)


------------------
(1) Waiver amounted to less than 0.005%.

ADMINISTRATOR

Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS


Diversified Investors Portfolios has retained the services of DISC as exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as exclusive Placement Agent.


CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE

Securities of the Diversified Investors Portfolios are generally valued based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Portfolio's securities may be priced using fair value procedures approved by the Diversified Investors Portfolios' Board of Trustees. A Portfolio may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Portfolio's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated). When a Portfolio uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Portfolio. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.


Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See "Voting Rights".


Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 58) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


The statutory basis financial statements of TFLIC included in the Statement of
Additional Information have been audited by [          ], independent registered
public accounting firm, Des Moines, Iowa. [          ], New York, New York
serves as the independent registered public accounting firm to Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which Diversified Investors Portfolios or Diversified is a party and which are expected to have a material adverse effect on any Series or on Diversified's ability to perform its contractual obligations as investment adviser to the Series.

However, Diversified Investors Securities Corp. ("DISC"), the principal underwriter and distributor of the Contracts and a subsidiary of Diversified, was notified by the staff of the National Association of Securities Dealers, Inc. ("NASD") that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million;
(iii) restitution of approximately $949,011 to the Diversified International Equity Fund for losses attributable to the trading described in the AWC; and
(iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing.

DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds, there can be no assurance at this time.


Additionally, on December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Discovery is underway. Depositions began in September 2006 and are scheduled to conclude in October 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss.


                      STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and

Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.


For further information with respect to the Calvert Series, CVS or Calvert Asset Management Company, Inc., including the Calvert Series' Statement of Additional Information, contact CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.


                                 MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. TFLIC believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                           PAGE
----                                                           ----
Independent Registered Public Accounting Firms..............      1
Sale of Contracts/Principal Underwriter.....................      1
Performance Data............................................      1
  Variable Funds Money Market Subaccount....................      1
Diversified Investors Portfolios............................      1
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................      2
Portfolio Transactions and Brokerage Commissions............     25
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................     27
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................     29
Determination of Unit Value; Valuation of Securities........     31
Management of Diversified Investors Portfolios..............     33
Management of The Strategic Variable Funds Account..........     53
Proxy Voting Guidelines and Procedures......................     56
Investment Advisory Services................................     56
Diversified Investors Portfolios: Description of Trust......     57
Tax Information Relating to Diversified Investors
  Portfolios................................................     59
Disclosure of Portfolio Holdings............................     60
Statutory Basis Financial Statements of TFLIC...............     61
Appendix A -- Description of Security Ratings...............    A-1
Appendix B -- Proxy Voting Guidelines and Procedures........    B-1
Financial Statements........................................    F-1

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

TFLIC
4 Manhattanville Road
Purchase, New York 10577

Please make sure that your name and the address to which you wish TFLIC to send the current Statement of Additional Information appears below:

Name

Address

Employer

                                      -A-1-


                                   APPENDIX A



                             STRATEGIC SUBACCOUNTS



As described in the prospectus, under normal market conditions the assets of each Strategic Variable Funds Subaccount are invested in Bond, Stock, and Money Market Subaccounts approximately as follows:



----------------------------------------------------------------------------------------------------
                                                             LONG-TERM EXPECTED AVERAGE ALLOCATIONS
----------------------------------------------------------------------------------------------------
                                                                 BOND        STOCK     MONEY MARKET
                                                             SUBACCOUNTS  SUBACCOUNTS   SUBACCOUNTS
----------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                  88%          10%           2%
----------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                           48%          50%           2%
----------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                      28%          70%           2%
----------------------------------------------------------------------------------------------------



Diversified selects the underlying Subaccounts and the relative amounts to be invested in them. The Bond Subaccounts reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Subaccounts reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.



Currently, Diversified seeks to allocate a Strategic Variable Funds Subaccount's bond investments among sub-asset classes according to the following target percentages, under normal market conditions:



-------------------------------------------------------------------------------------------------------------
                                            POTENTIAL ASSET
SUB-ASSET CLASS                             ALLOCATION RANGE          UNDERLYING SUBACCOUNTS AVAILABLE
-------------------------------------------------------------------------------------------------------------
  Intermediate-term bonds                        50-70%        Core Bond Subaccount
-------------------------------------------------------------------------------------------------------------
  Short-term bonds                               20-40%        High Quality Bond Subaccount
                                                               Inflation-Protected Securities Subaccount
-------------------------------------------------------------------------------------------------------------
  High-yield bonds                                0-20%        High Yield Bond Subaccount
-------------------------------------------------------------------------------------------------------------



Currently, Diversified seeks to allocate a Strategic Variable Funds Subaccount's stock investments among sub-asset classes according to the following target percentages, under normal market conditions:



-------------------------------------------------------------------------------------------------------------
                                            POTENTIAL ASSET
SUB-ASSET CLASS                             ALLOCATION RANGE             UNDERLYING FUNDS AVAILABLE
-------------------------------------------------------------------------------------------------------------
  Large cap stocks                               55-75%        Growth & Income Subaccount
                                                               Value & Income Subaccount
                                                               Equity Growth Subaccount
                                                               Aggressive Equity Subaccount
-------------------------------------------------------------------------------------------------------------
  Small and mid cap stocks                       12-25%        Special Equity Subaccount
-------------------------------------------------------------------------------------------------------------
  International stocks                           15-30%        International Equity Subaccount
-------------------------------------------------------------------------------------------------------------



In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Strategic Variable Funds Subaccounts. Under normal circumstances each Strategic Variable Funds Subaccount invests in the Money Market Subaccount in minimal amounts for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Money Market Subaccount in attempting to respond to adverse market, political or other conditions or to process a large transfer into or out of a Strategic Variable Funds Subaccount.



The Strategic Variable Funds Subaccounts are not required to invest in all of the underlying subaccounts available, nor are they required to invest in any particular underlying subaccount. Diversified may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, Diversified may select new or different underlying subaccounts than those listed on this Appendix A, without prior approval or notice to contractholders.

                     (This page intentionally left blank.)

                                      -B-1-

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES

                                       PREMIUM TAX RATE PERCENT
                                      ---------------------------
                                                         NON-
                                      QUALIFIED       QUALIFIED
                                      ---------      ------------
California..........................     .50%            2.35%
District of Columbia................      --               --
Kentucky............................      --               --
Maine...............................      --             2.00%
Nevada..............................      --             3.50%
Puerto Rico.........................    1.00%            1.00%
South Dakota........................      --             1.25%
West Virginia.......................    1.00%            1.00%
Wyoming.............................      --             1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (800) 755-5801


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2007, AND SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"), FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING TFLIC AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (800) 755-5801.



A separate Statement of Additional Information is available without charge for Calvert Variable Series, Inc. ("CVS") of which the Calvert Social Balanced Portfolio is part by writing to CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.


TABLE OF CONTENTS


                            ITEM                              PAGE
                            ----                              ----
Independent Registered Public Accounting Firms..............     1
Sale of Contracts/Principal Underwriter.....................     1
Performance Data............................................     1
  Variable Funds Money Market Subaccount....................     1
Diversified Investors Portfolios............................     1
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................     2
Portfolio Transactions and Brokerage Commissions............    25
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................    27
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................    29
Determination of Unit Value; Valuation of Securities........    31
Management of Diversified Investors Portfolios..............    33
Management of The Strategic Variable Funds Account..........    53
Proxy Voting Guidelines and Procedures......................    56
Investment Advisory Services................................    56
Diversified Investors Portfolios: Description of Trust......    57
Tax Information Relating to Diversified Investors
  Portfolios................................................    59
Disclosure of Portfolio Holdings............................    60
Statutory Basis Financial Statements of TFLIC...............    61
Appendix A -- Description of Security Ratings...............   A-1
Appendix B -- Proxy Voting Guidelines and Procedures........   B-1
Financial Statements........................................   F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


[          ], 300 Madison Avenue, 24th Floor, New York, New York 10017 serves as the independent registered public accounting firm to the Accounts. The statutory basis financial statements of TFLIC appearing on the following pages have been
audited by [          ], independent registered public accounting firm, 801
Grand Avenue, Suite 3000, Des Moines, Iowa 50309.


SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

Diversified Investors Securities Corp. ("DISC"), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT


For the seven day period ended December 31, 2006, the yield for the Variable
Funds Money Market Subaccount (the "Money Market Subaccount") was      % and the
effective yield was      %.


The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

DIVERSIFIED INVESTORS PORTFOLIOS

There are thirteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.


This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

                             INVESTMENT OBJECTIVES

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

A Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement, if any. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.

ILLIQUID SECURITIES

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


UNSECURED PROMISSORY NOTES


A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.


REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

The Portfolios may, together with other registered investment companies managed by the Portfolios' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL PORTFOLIOS

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES -- MONEY MARKET PORTFOLIO

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio's Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The

Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio's obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Portfolios are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S.

Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Portfolio will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO


In addition to options on securities, the Portfolios may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.


SWAP AGREEMENTS -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO



A Portfolio may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.



Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.



A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also entail the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).



Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.



Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



OTHER INVESTMENT COMPANIES



Each of the Portfolios may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as otherwise permitted by the 1940 Act, the regulations thereunder, and the Portfolio's investment restrictions, no Portfolio may purchase securities of another investment company if, immediately after such purchase: (a) the Portfolio would own more than 3% of the voting securities of such company, (b) the Portfolio would have more than 5% of its total assets invested in the securities of such company, or (c) the Portfolio would have more than 10% of its total assets invested in the securities of all such investment companies. In addition, except as otherwise permitted by applicable law, a Portfolio may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Portfolio and any other Portfolios together own more than 10% of the voting securities of such closed-end fund. Should a Portfolio purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.



Securities of other investment companies that may be purchased by the Portfolios include exchange-traded funds ("ETFs"). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.


SHORT SALES "AGAINST THE BOX" -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio's or the borrower's option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio's investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.
                                                         INVESTMENT RESTRICTIONS

THE PORTFOLIOS

The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) Underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

BROKERAGE TRANSACTIONS. Each Portfolio's Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio's Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:


INFLATION-PROTECTED SECURITIES PORTFOLIO



     During the year ended December 31, 2004, the Inflation-Protected Securities Portfolio paid $625 in brokerage commissions to Stephens Inc., an affiliate of the Portfolio's subadvisor.

BALANCED PORTFOLIO



    Fiscal year ended December 31, 2004: $606,428

    Fiscal year ended December 31, 2005: $107,782

    Fiscal year ended December 31, 2006:



     During the year ended December 31, 2005, the Balanced Portfolio paid $1,690 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP.



     During the year ended December 31, 2006, the Balanced Portfolio paid $
     in brokerage commissions to           , an affiliate of Goldman Sachs Asset
     Management, L.P.


VALUE & INCOME PORTFOLIO


    Fiscal year ended December 31, 2004: $2,831,824

    Fiscal year ended December 31, 2005: $3,257,770

    Fiscal year ended December 31, 2006:



     During the year ended December 31, 2004, the Value & Income Portfolio paid $1,356,078 in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of Alliance Capital Management LP and AllianceBernstein.



     During the year ended December 31, 2005, the Value & Income Portfolio paid $516,496 in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of Alliance Capital Management LP and AllianceBernstein.



     During the year ended December 31, 2006, the Value & Income Portfolio paid
     $     in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of AllianceBernstein.


GROWTH & INCOME PORTFOLIO


    Fiscal year ended December 31, 2004: $1,501,940

    Fiscal year ended December 31, 2005: $956,356

    Fiscal year ended December 31, 2006:



     During the year ended December 31, 2004, the Growth & Income Portfolio paid $49,542 in brokerage commissions to Goldman Sachs Company, an affiliate of Goldman Sachs Asset Management, LP.



     During the year ended December 31, 2004, the Growth & Income Portfolio paid $2,018 in brokerage commissions to Spear, Leeds & Kellogg, an affiliate of Goldman Sachs Asset Management, LP.



     During the year ended December 31, 2004, the Growth & Income Portfolio paid $65 in brokerage commissions to Wave Securities LLC, an affiliate of Goldman Sachs Asset Management, LP.



     During the year ended December 31, 2005, the Growth & Income Portfolio paid $235,106 in brokerage commissions to Goldman Sachs Company, an affiliate of Goldman Sachs Asset Management, LP.



     During the year ended December 31, 2006, the Growth & Income Portfolio paid
     $     in brokerage commissions to           , an affiliate of Goldman Sachs
     Asset Management, L.P.


EQUITY GROWTH PORTFOLIO


    Fiscal year ended December 31, 2004: $7,357,373

    Fiscal year ended December 31, 2005: $3,619,823

    Fiscal year ended December 31, 2006:



     During the year ended December 31, 2004, the Equity Growth Portfolio paid $24,051 in brokerage commissions to Bank of America International, an affiliate of Marsico Capital Management LLC.



     During the year ended December 31, 2005, the Equity Growth Portfolio paid $43,885 in brokerage commissions to Bank of America International, an affiliate of Marsico Capital Management LLC.

     During the year ended December 31, 2006, the Equity Growth Portfolio paid
     $     in brokerage commissions to Banc of America Securities LLC, an affiliate of Marsico Capital Management, LLC.


SPECIAL EQUITY PORTFOLIO


    Fiscal year ended December 31, 2004: $7,610,588

    Fiscal year ended December 31, 2005: $5,393,858

    Fiscal year ended December 31, 2006:


AGGRESSIVE EQUITY PORTFOLIO


    Fiscal year ended December 31, 2004: $4,220,632

    Fiscal year ended December 31, 2005: $1,419,696

    Fiscal year ended December 31, 2006:


INTERNATIONAL EQUITY PORTFOLIO


    Fiscal year ended December 31, 2004: $10,153,185

    Fiscal year ended December 31, 2005: $3,991,260

    Fiscal year ended December 31, 2006:



For the fiscal year ended December 31, 2006, the Portfolios executed an
aggregate of $     in brokerage transactions related to research services and
paid $     in commissions related to such transactions.



For each affiliated broker, the tables below set forth the percentage of the applicable Portfolio's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2006, and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.



    --------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF
                                                                                                   AGGREGATE DOLLAR
                                                                                                       AMOUNT OF
                                                                            PERCENTAGE OF       TRANSACTIONS INVOLVING
                                                                         AGGREGATE BROKERAGE          PAYMENT OF
    PORTFOLIO                               AFFILIATED BROKER             COMMISSIONS PAID            COMMISSIONS
    --------------------------------------------------------------------------------------------------------------------
     Balanced Portfolio             Goldman Sachs & Co.
    --------------------------------------------------------------------------------------------------------------------
     Value & Income Portfolio       Sanford C. Bernstein & Co. LLC
    --------------------------------------------------------------------------------------------------------------------
     Growth & Income Portfolio      Goldman Sachs & Co.
    --------------------------------------------------------------------------------------------------------------------
     Equity Growth Portfolio        Banc of America Securities LLC
    --------------------------------------------------------------------------------------------------------------------
     Small-Cap Growth Portfolio     Suntrust Capital Markets, Inc.
    --------------------------------------------------------------------------------------------------------------------



During the fiscal year ended December 31, 2006, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2006.



    -----------------------------------------------------------------------------------------------------------------
    BROKER-DEALER                                                  VALUE OF SECURITIES AS OF DECEMBER 31, 2006
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------


INVESTMENT RESTRICTIONS RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units.

Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

     (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

     (3) Margin. Purchase securities on margin;

     (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

     (5) Real Estate. Purchase or sell real estate;

     (6) Senior Securities. Issue senior securities (except permitted borrowings);

     (7) Short Sales. Effect short sales of securities; or

     (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

     (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

     (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

     (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

     (4) Options. Invest in options;

     (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of TFLIC and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

     (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

     (7) Warrants. Invest in warrants.

Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

PERFORMANCE INFORMATION RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

TOTAL RETURN

The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

YIELD

The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.


     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.


     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.


     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.



The performance of the Strategic Variable Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch High Yield Master II Index and the MSCI World Ex-US Index. When a Strategic Funds Account's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

Securities of the Diversified Investors Portfolios are generally valued based on market prices or quotations. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Trusts and Portfolio Trusts. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Portfolio may price securities using fair value procedures approved by the Board of Trustees of Diversified Investors Portfolios. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of Diversified Investors Portfolios. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Portfolio. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

Interest income on long-term obligations held for a Portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of Diversified Investors Portfolios, to be used to value the securities of each Series of Diversified Investors Portfolios.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.
                                                                        TRUSTEES


------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                    INVESTMENT
                                                                                                     COMPANIES
                                                                                                  ASSOCIATED WITH
                               POSITION HELD AND                                                    DIVERSIFIED
                                 LENGTH OF TIME      PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
        NAME AND AGE                 SERVED                AND OTHER DIRECTORSHIPS HELD               TRUSTEE
------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------
 Mark Mullin                        Trustee          Chief Executive Officer, Diversified               69
 DOB: February 16, 1963            since 1998        (with the firm since 1995); 2/2002 to
                                                     present -- Director, Transamerica
                                                     Financial Life Insurance Company
                                                     ("TFLIC").
------------------------------------------------------------------------------------------------------------------
 DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------
 Neal M. Jewell                     Trustee          10/2004 to present -- Retired; 1/1996 to           69
 DOB: February 12, 1935            since 1993        10/2004 -- Independent Trustee, EACM
                                                     Select Managers Equity Fund (a mutual
                                                     fund).
 Mitchell Johnson                   Trustee          07/1994 to present -- Private Investor,            69
 DOB: March 1, 1942                since 2006        MAJ Capital Management; 6/1996 to present
                                                      -- Director, Federal Agriculture
                                                     Mortgage Corporation; 2/2005 to
                                                     present -- Trustee, Advisors Inner Circle
                                                     Funds, Advisors Inner Circle Funds II,
                                                     and Bishop Street Funds (family of mutual
                                                     funds); 12/1997 to 2/2004 -- Trustee,
                                                     Citizens Funds (family of mutual funds).
 Eugene M. Mannella                 Trustee          1/2006 to present -- Self-employed                 69
 DOB: February 1, 1954             since 1993        consultant; 8/1993 to
                                                     12/2005 -- President, International Fund
                                                     Services (fund administration).
 Joyce Galpern Norden               Trustee          6/2004 to present -- Retired; 9/1996 to            69
 DOB: June 1, 1939                 since 1993        6/2004 -- Vice President, Institutional
                                                     Advancement, Reconstructionist Rabbinical
                                                     College.
 Lowell W. Robinson                 Trustee          12/2006 to present -- Chief Financial and          69
 DOB: January 20, 1949             since 2006        Chief Administrative Officer, MIVA Inc.
                                                     (on-line direct marketing); 2004 to
                                                     2006 -- President, LWR Advisors LLC
                                                     (consulting); 2002 to 2004 -- Special
                                                     Counsel to the President, Polytechnic
                                                     University; 2002 to 2004 -- Senior
                                                     Executive Vice President and Chief
                                                     Financial Officer, Hotjobs.com; 2004 to
                                                     present -- Director, Jones Apparel Group;
                                                     2004 to present -- Director,
                                                     International Wire Group, Inc.; 2004 to
                                                     present -- Director, Independent Wireless
                                                     One Corp.; 2002 to 2003 -- Director,
                                                     Edison Schools, Inc. (school management).
 Patricia L. Sawyer                 Trustee          6/1990 to present -- President and                 69
 DOB: July 1, 1950                since 1993,        Executive Search Consultant, Smith &
                              Chairperson of Audit   Sawyer LLC.
                              Committee since 2003
------------------------------------------------------------------------------------------------------------------


* Mr. Mullin is an interested Trustee by virtue of his affiliation with Diversified.

                                                                        OFFICERS

Mr. Mullin is President and Chairman of the Board.


----------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND
                                  LENGTH OF TIME        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
        NAME AND AGE                  SERVED            AND OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------
 Robert F. Colby               Secretary since 1993     Senior Vice President and General Counsel, Diversified
 DOB: November 1, 1955                                  (with the firm since 1994); 1/1994 to present -- Vice
                                                        President and General Counsel, Diversified Investors
                                                        Securities Corp. ("DISC"); 1/1994 to present -- Vice
                                                        President, Assistant Secretary, and Director, TFLIC.
 Joseph P. Carusone            Treasurer since 2001     Vice President, Diversified (with the firm since 1999);
 DOB: September 8, 1965                                 1/2007 to present -- President, DISC; 2004 to
                                                        present -- Director, TFLIC.
 Quedel Principal               Assistant Secretary     Vice President and Senior Counsel, Diversified (with the
 DOB: February 4, 1966              since 2004          firm since 1996); 6/2002 to present -- Director, DISC.
 Elizabeth L. Belanger          Assistant Secretary     Vice President & Senior Counsel, Diversified (with the
 DOB: January 7, 1972               since 2005          firm since 2005); 11/2003 to 5/2005 -- Director of
                                                        Compliance, Domini Social Investments LLC; 9/1997 to
                                                        10/2003 -- Associate, Bingham McCutchen LLP; 4/2006 to
                                                        present -- Director, TFLIC.
 Suzanne Valerio-Montemurro     Assistant Treasurer     Vice President, Diversified (with the firm since 1998).
 DOB: August 13, 1964               since 2002
 Rick Resnik                     Chief Compliance       Vice President and Chief Compliance Officer, Diversified
 DOB: January 24, 1967          Officer since 2004      (with the firm since 1998); 6/1999 to
                                                        present -- Director, Vice President, and Chief
                                                        Compliance Officer, DISC.
----------------------------------------------------------------------------------------------------------------



The Board of Trustees met eight times during the Portfolios' last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not "interested persons" of the Portfolios as defined in the 1940 Act. The Audit Committee met four times during the Portfolios' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios. The Board does not have a standing nominating or compensation committee.

                                                                    COMPENSATION


For the fiscal year ended December 31, 2006, the Trust provided the following compensation to its Trustees. Mr. Mullin is not compensated for his services as Trustee because of his affiliation with Diversified Investment Advisors, Inc.



    -------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                         AGGREGATE            PENSION OR                               COMPENSATION
                                        COMPENSATION          RETIREMENT                                 FROM THE
                                          FROM THE             BENEFITS            ESTIMATED            TRUSTS AND
                                        DIVERSIFIED           ACCRUED AS             ANNUAL                FUND
                                         INVESTORS             PART OF           BENEFITS UPON         COMPLEX PAID
    NAME OF PERSON, POSITION             PORTFOLIOS         FUND EXPENSES          RETIREMENT          TO TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                None                 None                 None                 None
    -------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                                $--                  None                 None                 $--
    -------------------------------------------------------------------------------------------------------------------
     Mitchell Johnson
     Trustee
    -------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay*
     Trustee                                $--                  None                 None                 $--
    -------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                                $--                  None                 None                 $--
    -------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                                $--                  None                 None                 $--
    -------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                                $--                  None                 None                 $--
    -------------------------------------------------------------------------------------------------------------------



  * Mr. Lindsay retired as Trustee as of the close of business November 28, 2006.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.
                                                                  CODE OF ETHICS

The Trustees/Members of the Managing Board of Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds, Diversified Investment Advisors, Inc. and Diversified Investors Securities Corp., the investment adviser and distributor, respectively have adopted a Code of Ethics (the "Code"). This Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

INVESTMENT ADVISORY SERVICES

Diversified Investment Advisors, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.


Each Diversified Advisory Agreement provides that Diversified may render services to others. Each Diversified Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified. Each Diversified Advisory Agreement may be terminated by Diversified on 90 days' written notice to the Portfolio. Each Diversified Advisory Agreement will immediately terminate in the event of its assignment. Each Diversified Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.


The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.


Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.


Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.


Diversified provides services with respect to $74 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 1.4 million participants.


Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. Investors in all Portfolios have approved the exemptive order.

For the fiscal year ended December 31, 2004, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 2,056,993    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                              2,341,487         --
-----------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   948,718     57,448
-----------------------------------------------------------------------------------------
 Core Bond                                                      5,404,392         --
-----------------------------------------------------------------------------------------
 High Yield Bond                                                1,702,720      8,915
-----------------------------------------------------------------------------------------
 Balanced                                                       1,887,638     80,562
-----------------------------------------------------------------------------------------
 Value & Income                                                10,846,077         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                6,428,226         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                 12,888,076         --
-----------------------------------------------------------------------------------------
 Special Equity                                                10,328,852         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,401,765     43,307
-----------------------------------------------------------------------------------------
 International Equity                                           8,840,962         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                20,787         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         53,074         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    73,223         --
-----------------------------------------------------------------------------------------


For the fiscal year ended December 31, 2005, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:


------------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED        WAIVED
------------------------------------------------------------------------------------------
 Money Market                                                 $ 2,027,410    $     --
------------------------------------------------------------------------------------------
 High Quality Bond                                              2,612,994          --
------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   889,104          --
------------------------------------------------------------------------------------------
 Core Bond                                                      6,471,281          --
------------------------------------------------------------------------------------------
 High Yield Bond                                                2,087,039          --
------------------------------------------------------------------------------------------
 Balanced                                                       1,844,123     171,455
------------------------------------------------------------------------------------------
 Value & Income                                                12,888,475          --
------------------------------------------------------------------------------------------
 Growth & Income                                                6,698,192          --
------------------------------------------------------------------------------------------
 Equity Growth                                                 14,762,028          --
------------------------------------------------------------------------------------------
 Special Equity                                                 9,871,350         332
------------------------------------------------------------------------------------------
 Aggressive Equity                                              2,876,807      52,451
------------------------------------------------------------------------------------------
 International Equity                                          11,275,694         921
------------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                21,104          --
------------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         56,662          --
------------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    82,965          --
------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2006, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



------------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED        WAIVED
------------------------------------------------------------------------------------------
 Money Market                                                 $ 2,202,129    $     --
------------------------------------------------------------------------------------------
 High Quality Bond                                              2,841,710          --
------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   655,441          --
------------------------------------------------------------------------------------------
 Core Bond                                                      7,179,850          --
------------------------------------------------------------------------------------------
 High Yield Bond                                                2,501,348          --
------------------------------------------------------------------------------------------
 Balanced                                                       1,750,841     111,017
------------------------------------------------------------------------------------------
 Value & Income                                                14,430,364          --
------------------------------------------------------------------------------------------
 Growth & Income                                                6,951,959          --
------------------------------------------------------------------------------------------
 Equity Growth                                                 15,649,351          --
------------------------------------------------------------------------------------------
 Aggressive Equity                                              2,893,873      46,094
------------------------------------------------------------------------------------------
 Special Equity                                                10,061,755          --
------------------------------------------------------------------------------------------
 International Equity                                          14,074,761       1,424
------------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                21,116          --
------------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         28,249          --
------------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    91,328          --
------------------------------------------------------------------------------------------


SUBADVISERS


The Subadvisers make the day-to-day investment decisions for the Diversified Investors Portfolios, subject in all cases to the general supervision of Diversified. The Subadvisers (other than the Subadviser to the Money Market Portfolio) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds that invest in the Portfolio with respect to which such person has or shares management responsibility.



AllianceBernstein LP ("Alliance"). Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance as limited partners.



In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Portfolios believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.


Marilyn Fedak, John Mahedy, John Phillips, and Chris Marx (the "Alliance Team") are responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance.


As of December 31, 2006, Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx each
managed assets for (i)           other registered investment companies having
approximately $     billion in total assets (with Alliance's advisory fee being
based on performance for           such registered investment company, which had
approximately $     billion in total assets), (ii)           other pooled
investment vehicles having approximately $     million in total assets, and
(iii)           other accounts having approximately $     billion in total
assets (with Alliance's advisory fee being based on performance for four of such
accounts, which had approximately $     million in total assets).


Alliance's investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners

Compensation Plan ("deferred awards"), and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same Alliance Bernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities. An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.


As of December 31, 2006, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Value & Income Portfolio.



Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees.



Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio and the Equity Growth Portfolio on behalf of Ark.



As of December 31, 2006, Mr. Kurth and Ms. Peretz each managed assets for (i)
          other registered investment companies having approximately $
billion in total assets, (ii)           other pooled investment vehicles having
approximately $     billion in total assets, and (iii)           other accounts
having approximately $     billion in total assets. Ark's advisory fee was not
based on the performance of any of such registered investment companies, pooled investment vehicles or other accounts.


The annual compensation of Mr. Kurth and Ms. Peretz is comprised of salary and incentive bonuses, which are based on (a) Ark's profitability; (b) each portfolio manager's group's profitability; and (c) each portfolio manager's (i) contribution to investment ideas and the investment process, (ii) skill as a professional, and (iii) effective interface with clients and other professionals at Ark.


As of December 31, 2006, neither Mr. Kurth nor Ms. Peretz beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio or the Equity Growth Portfolio.


Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by nine principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, and Gina N. Marie Moore (the "AJO Team") are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO.


As of December 31, 2006, each member of the AJO Team managed assets for (i)
          other registered investment companies having approximately $
billion in total assets (with AJO's advisory fee being based on performance for of such registered investment companies, which had approximately
$     million in total assets), (ii)           other pooled investment vehicles
having
approximately $     billion in total assets (with AJO's advisory fee being based on performance for three of such pooled investment vehicles, which had
approximately $     million in total assets), and (iii)           other accounts
having approximately $     billion in total assets (with AJO's advisory fee
being based on performance for      of such accounts, which had approximately
$     billion in total assets).


Each member of the AJO Team is a principal of AJO. Remuneration to principals is derived from base salary, profit sharing, and annual contribution to AJO's Simplified Employee Pension Plan program equal to 15% of salary. In addition, bonuses of up to 100% of salary are occasionally awarded to both principals and associates, based on merit and hard work. No part of any individual's compensation is derived from performance or asset value of any account.


As of December 31, 2006, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio.



BlackRock Financial Management, Inc. BlackRock Financial Management, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock Financial Management is a registered investment adviser organized in 1994.


Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.


As of December 31, 2006, Mr. Amero managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets (BlackRock's advisory fee was not based on the performance of any of such
registered investment companies), (ii)           other pooled investment
vehicles having approximately $     billion in total assets (with BlackRock's
advisory fee being based on performance for           of such pooled investment
vehicles, which had approximately $     billion in total assets), and (iii)
          other accounts having approximately $     billion in total assets
(with BlackRock's advisory fee being based on performance for           of such
accounts, which had approximately $     billion in total assets).



As of December 31, 2006, Mr. Anderson managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets (BlackRock's advisory fee was not based on the performance of any of such
registered investment companies), (ii)           other pooled investment
vehicles having approximately $     billion in total assets (with BlackRock's
advisory fee being based on performance for           of such pooled investment
vehicles, which had approximately $     billion in total assets), and (iii)
          other accounts having approximately $     billion in total assets
(with BlackRock's advisory fee being based on performance for           of such
accounts, which had approximately $     billion in total assets).


BlackRock's compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary (based on seniority and/or position with the firm), a discretionary bonus (which can include a discretionary cash bonus and/or awards under or participation in a long-term incentive plan, a deferred compensation program, a restricted stock award program and/or incentive savings plan), and various retirement benefits.

Annual incentive compensation for Mr. Amero and Mr. Anderson is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. In most cases, the benchmarks against which Mr. Amero and Mr. Anderson compete are the same as the benchmark or benchmarks against which the performance of the Core Bond Portfolio or other accounts are measured. For Mr. Amero and Mr. Anderson, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of

Mr. Amero and Mr. Anderson may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers.


As of December 31, 2006, neither Mr. Amero nor Mr. Anderson beneficially owned securities in any of the Funds that invest in the Core Bond Portfolio.



Andrew Phillips, Stuart Spodek, Scott Thiel, and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.


EARNEST Partners, LLC. EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999.

Paul Viera is responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of EARNEST Partners.


As of December 31, 2006, Mr. Viera managed assets for (i)      other registered
investment companies having approximately $     million in total assets (EARNEST
Partners' advisory fee was not based on the performance of such registered
investment companies), (ii)      other pooled investment vehicles having
approximately $     million in total assets (with EARNEST Partners' advisory fee
being based on performance for      such pooled investment vehicle, which had
approximately $     million in total assets), and (iii)      other accounts
having approximately $     million in total assets (with EARNEST Partners'
advisory fee being based on performance for      of such accounts, which had
approximately $     million in total assets).


Mr. Viera's compensation consists of a salary, equity ownership, and a discretionary bonus, a portion of which may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of Mr. Viera's 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.


As of December 31, 2006, Mr. Viera did not beneficially own securities in any of the Funds that invest in the Special Equity Portfolio.



Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is a wholly owned subsidiary of Eaton Vance Corp.


Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.


As of December 31, 2006, Ms. Carter managed assets for (i)           other
registered investment companies, (ii)           other pooled investment
vehicles, and (iii)           other accounts having approximately $     million
in total assets. Eaton Vance Management's advisory fee was not based on the performance for such other accounts.



As of December 31, 2006, Mr. Weilheimer managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets, (ii)           other pooled investment vehicles, and (iii)
other accounts having approximately $ million in total assets. Eaton Vance Management's advisory fee was not based on the performance for such registered investment companies or such other accounts.


Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase nonvoting common stock of Eaton Vance Management's corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.'s nonvoting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.

Compensation of Eaton Vance's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management's overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.


As of December 31, 2006, neither Ms. Carter nor Mr. Weilheimer beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.



Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Balanced Portfolio and the Growth & Income Portfolio on behalf of Goldman Sachs Asset Management.



As of December 31, 2006, Ms. Brown managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets (Goldman Sachs Asset Management's advisory fee was not based on
performance for such registered investment companies), (ii)           other
pooled investment vehicles having approximately $     billion in total assets
(Goldman Sachs Asset Management's advisory fee being was not based on
performance for such pooled investment vehicles, and (iii)           other
accounts having approximately $     billion in total assets (with Goldman Sachs
Asset Management's advisory fee being based on performance for           of such
accounts, which had approximately $     billion in total assets).



As of December 31, 2006, Mr. Jones managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets (Goldman Sachs Asset Management's advisory fee was not based on
performance for such registered investment companies), (ii)           other
pooled investment vehicles having approximately $     billion in total assets
(Goldman Sachs Asset Management's advisory fee was not based on performance for such pooled investment vehicles), and

(iii)           other accounts having approximately $     billion in total
assets (with Goldman Sachs Asset Management's advisory fee being based on
performance for           of such accounts, which had approximately $
billion in total assets).


The compensation packages for Ms. Brown and Mr. Jones are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonuses for Ms. Brown and Mr. Jones are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations. The benchmark for the Balanced Portfolio is the S&P 500 Index.

Goldman Sachs Asset Management decision may also be influenced by the following: the performance of Goldman Sachs Asset Management; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, Goldman Sachs Asset Management has a number of additional benefits/deferred compensation programs for all portfolio managers, including Ms. Brown and Mr. Jones, in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and
(iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Ms. Brown and Mr. Jones may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain Goldman Sachs Asset Management portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


As of December 31, 2006, neither Ms. Brown nor Mr. Jones beneficially owned securities in any of the Funds that invest in the Balanced Portfolio or the Growth & Income Portfolio.


INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando (the "INVESCO Team") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO.


As of December 31, 2006 Mr. Lefkowitz, Mr. Kostyk, Mr. Murphy, Mr. Munchak, and
Mr. Orlando each managed assets for (i)      other registered investment
companies, having approximately $     million in total assets (with INVESCO'S
advisory fee being based on performance of      such registered investment
company, which had approximately $     million in total assets), (ii)      other
pooled investment vehicles having approximately $     billion in total assets
(with INVESCO's advisory fee being based on performance of      such pooled
investment vehicles having approximately $     million in total assets), and
(iii)      other accounts having approximately $     billion in total assets
(with

INVESCO's advisory fee being based on performance for      of such accounts,
which had approximately $     billion in total assets).


INVESCO Team members receive a base salary based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry. INVESCO Team members may also receive an incentive annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. In addition, INVESCO Team members may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. INVESCO Team members are also provided life insurance coverage in the form of a group variable universal life insurance policy and are eligible to participate in a non-qualified deferred compensation plan. INVESCO Team members may also participate in benefit plans and programs available generally to employees.

The compensation of INVESCO Team members is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.


As of December 31, 2006, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.


LSV Asset Management. LSV was formed in 1994 and is owned by thirteen equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity.

Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA (the "LSV Team") are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV.


As of December 31, 2006, each member of the LSV Team managed assets for (i)
     other registered investment companies having approximately $     billion in
total assets (LSV's advisory fee was not based on the performance of such other
registered investment companies), (ii)      other pooled investment vehicles
having approximately $     billion in total assets (LSV's advisory fee was not
based on the performance for such pooled investment vehicles), and (iii)
other accounts having approximately $     billion in total assets (with LSV's
advisory fee being based on the performance for      of such other accounts
which had approximately $     billion in total assets).


The compensation of each LSV Team member consists of a salary and a discretionary bonus, which is based on the profitability of LSV and each individual's performance. Individual performance is subjective and may be based on a number of factors, including an individual's leadership and contribution to strategic planning. Each LSV Team member also is a partner in LSV and, as such, receives a portion of the overall profit of LSV as part of his ownership interest.


As of December 31, 2006, no LSV Team member beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.


Marsico Capital Management, LLC. Marsico was organized in September 1997 and is an indirect wholly-owned subsidiary of Bank of America Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the Equity Growth Portfolio on behalf of Marsico.


As of December 31, 2006, Mr. Marsico managed assets for (i)      other
registered investment companies having approximately $     billion in total
assets, (ii)      other pooled investment vehicles having approximately $
billion in total assets, and (iii)           other accounts having approximately

$     billion in total assets. Marsico's advisory fee was not based on the performance of any such registered investment companies, pooled investment vehicles or other accounts.


Mr. Marsico's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico's compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm's bonus pool. Mr. Marsico's compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico's compensation is not directly tied to achieving any pre-determined or specified level of performance.

In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's investment team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.


As of December 31, 2006, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Equity Growth Portfolio.


Mazama Capital Management, Inc. Mazama was founded and became a registered investment adviser in 1997.

Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael
D. Clulow are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of Mazama.


As of December 31, 2006, each member of the Mazama Team managed assets for (i)
     other registered investment companies with approximately $     billion in
assets, (ii)      pooled investment vehicle with approximately $     million in
assets, and (iii)      other accounts having approximately $     billion in
assets (with Mazama's advisory fee being based on performance for      such
accounts, which had approximately $     million in total assets).


Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the fund managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


As of December 31, 2006, no member of the Mazama Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.


As of December 31, 2006, Mr. Kelly managed assets for (i)      other registered
investment companies having approximately $   million in total assets, (ii)
      other pooled investment vehicles having approximately $   million in total
assets, and (iii)         other accounts having approximately $      billion in
total assets. As of December 31, 2006, Mr. Kaplan managed assets for (i)
other registered investment companies having approximately $   million in total
assets, (ii)         other pooled investment vehicles having approximately $
million in total assets, and (iii)         other accounts having approximately
$      billion in total assets. Merganser's advisory fee was not based on the performance of any of such registered investment companies, pooled accounts or other accounts.


The compensation of Mr. Kelly and Mr. Kaplan consists of salary and bonus. Each manager's salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser's change in revenue from year to year. No portion of either manager's compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance. Each manager also enjoys financial benefits from his equity position in the firm.


As of December 31, 2006, neither Mr. Kelly nor Mr. Kaplan beneficially owned any securities in any of the Funds that invest in the High Quality Bond Portfolio.



RS Investment Management Co. LLC. RS Investments is a Delaware limited liability company, and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.


William J. Wolfenden is responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of RS.


As of December 31, 2006, Mr. Wolfenden managed assets for (i)           other
registered investment companies having approximately $     million in total
assets, (ii)           other pooled investment vehicles, and (iii)
other accounts having approximately $     million in total assets. RS's advisory
fee was not based on performance for such registered investment companies or other accounts.


RS compensation structure for its portfolio managers, including Mr. Wolfenden generally consists of base salary and bonus. Bonuses are based on a number of factors, including (i) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one-and three-year periods, with an emphasis on the most recent one-year period, and (ii) the experience of the portfolio manager. In addition to base salary and bonus, RS's portfolio managers participate in profits of their group based on each portfolio manager's profit sharing percentage, which are set at the beginning of each year based on a number of factors including tenure, assets under management, long-term investment performance (compared to the Russell 2000 Growth Index), and overall contribution to the group's investment performance.


As of December 31, 2006, Mr. Wolfenden did not beneficially owned securities in Funds that invest in the Special Equity Portfolio.


TCW Investment Management Company ("TCW").  TCW was formed in 1971.

Diane E. Jaffee is responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of TCW.


As of December 31, 2006, Ms. Jaffee managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets (TCW's advisory fee was not based on performance for such registered
investment companies), (ii)           other pooled investment vehicles having
approximately $     billion in total assets (with TCW's advisory fee being based on performance
for           of such pooled investment vehicles, which had approximately $
billion in total assets), and (iii)           other accounts having
approximately $     billion in total assets (with TCW's advisory fee being based
on performance for           of such accounts, which had approximately $
million in total assets).


Portfolio managers at TCW, including Ms. Jaffee, are generally compensated through a combination of base salary and fee sharing based compensation. Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers, including Ms. Jaffee, may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Value & Income Portfolio is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Value & Income Portfolio; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which are tied to their tenure at TCW and are payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, as of December 31, 2005, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Value & Income Portfolio.


Turner Investment Partners, Inc. Turner was founded in 1990 and has been a registered investment adviser since 1990.


Robert E. Turner, Mark Turner and Robb Parlanti (the "Turner Team") are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner.


As of December 31, 2006, Robert Turner managed assets for (i)      other
registered investment companies having approximately $     billion in total
assets (with Turner's advisory fee being based on performance for      such
registered investment companies, which had approximately $     million in
total assets), (ii)      other pooled investment vehicles having approximately
$     million in total assets (Turner's advisory fee was not based on the
performance of such other pooled investment vehicles), and (iii)      other
accounts having approximately $     billion in total assets (with Turner's
advisory fee being based on performance for      of such accounts, which had
approximately $     million in total assets).



As of December 31, 2006, Mark Turner managed assets for (i)      other
registered investment companies having approximately $     billion in total
assets (with Turner's advisory fee being based on the performance of      such
other registered investment companies having approximately $     million in
total assets), (ii)      other pooled investment vehicles having approximately
$     million in total assets (Turner's advisory fee was not based on the
performance of such other pooled investment vehicles), and (iii)      other
accounts having approximately $     billion in total assets (Turner's advisory
fee was not based on performance for such accounts).



As of December 31, 2006, Robb Parlanti managed assets for (i)      other
registered investment companies having approximately $     million in total
assets (Turner's advisory fee was not based on the performance of such other
registered investment companies), (ii)      other pooled investment vehicles
having approximately $     million in total assets, and (iii)      other
accounts having approximately $     billion in total assets (Turner's advisory
fee was not based on the performance for such other accounts).


Each Turner Team member receives a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to the appropriate market benchmarks. In addition, each individual is eligible for equity ownership and equity owners share the firm's profits. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


As of December 31, 2006, no Turner Team Member beneficially owned securities in any of the Funds that invest in the Aggressive Equity Portfolio.


Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its 95 partners, none of whom own more than 5% of the partnership interests.


Stephen T. O'Brien, Timothy J. McCormack, and Shaun F. Pedersen (each, an "Investment Professional") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management.



As of December 31, 2006, Mr. O'Brien managed assets for (i)           other
registered investment companies having approximately $     million in total
assets, (ii)           other pooled investment vehicles having approximately
$     million in total assets, and (iii)           other accounts having
approximately $     million in total assets. As of December 31, 2006, Mr.
McCormack managed assets for (i)           other registered investment companies
having approximately $     million in total assets, (ii)           other pooled
investment vehicles having approximately $     million in total assets, and
(iii)           other accounts having approximately $     million in total
assets. As of December 31,

2006, Mr. Pedersen managed assets for (i)           other registered investment
companies having approximately $     million in total assets, (ii)
other pooled investment vehicles having approximately $     million in total
assets, and (iii)           other accounts having approximately $     million in
total assets. Wellington Management's advisory fee was not based on performance for such registered investment companies, pooled investments vehicles or other accounts, except for assets managed by Mr. O'Brien, Mr. McCormack and Mr.
Pedersen in one other account having approximately $     million in total
assets.



Andrew J. Offit, Jean-Marc Berteaux and Matthew D. Hudson (each, an "Investment Professional") are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.



As of December 31, 2006, Mr. Offit managed assets for (i)      other registered
investment companies having approximately $     billion in total assets, (ii)
     other pooled investment vehicles having approximately $     billion in
total assets, and (iii)      other accounts having approximately $     billion
in total assets. As of December 31, 2006, Mr. Berteaux managed assets for (i)
     other registered investment companies having approximately $     billion in
total assets, (ii)      other pooled investment vehicles having approximately
$     billion in total assets, and (iii)      other accounts having
approximately $     billion in total assets. As of December 31, 2006, Mr. Hudson
managed assets for (i)      other registered investment companies having
approximately $     billion in total assets, (ii)      other pooled investment
vehicles having approximately $     billion in total assets, and (iii)
other accounts having approximately $     billion in total assets. Wellington
Management's Advisory fee was not based on the performance of any of such registered investment companies, pooled investment vehicles or other accounts, except for assets managed by Mr. Offit, Mr. Berteaux, and Mr. Hudson on one
other account having approximately $     million in total assets.



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for Mr. O'Brien and Mr. Offit, each a partner of Wellington Management, is determined by the Managing Partners of the firm, and is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined on the basis of their experience and performance in their respective roles. The Investment Professionals' base salaries are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.



Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the applicable Portfolio and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the applicable Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by such Investment Professional compared to the Russell 2000 Value Index over one- and three-year periods, with an emphasis on the three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. The portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.


The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than Portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

As of December 31, 2006, no member of the Wellington Management Team overseeing the Special Equity Portfolio beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio. As of December 31, 2006, no member of the Wellington Management Team overseeing the International Equity Portfolio beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.


Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO.


As of December 31, 2006, Mr. Leech and Mr. Walsh each managed assets for (i)
          other registered investment companies having approximately $
billion in total assets, (ii)           other pooled investment vehicles having
approximately $     billion in total assets, and (iii)           other accounts
having approximately $     billion in total assets (with WAMCO's advisory fee
being based on performance for           of such accounts, which had
approximately $     billion in total assets). WAMCO's advisory fee was not based on performance for any of the aforementioned registered investment companies or pooled investment vehicles. The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO's portfolios, but are not solely responsible for particular portfolios.



As of December 31, 2006, Mr. Moody managed assets for (i)           other
registered investment companies having approximately $     million in total
assets, (ii) no other pooled investment vehicles, and (iii)           other
accounts having approximately $     billion in total assets (with WAMCO's
advisory fee being based on performance for           of such accounts, which
had approximately $     billion in total assets).



As of December 31, 2006, Mr. Eichstaedt managed assets for (i)           other
registered investment companies having approximately $     billion in total
assets, (ii)           other pooled investment vehicles, and (iii)
other accounts having approximately $     billion in total assets (with WAMCO's
advisory fee being based on performance for           of such accounts, which
had approximately $     million in total assets).


WAMCO's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of WAMCO, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to WAMCO, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to WAMCO's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

As of December 31, 2006, neither Mr. Leech, Mr. Walsh, Mr. Moody nor Mr. Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio.


Information about other assets managed by Messrs. Leech and Walsh is provided above under the information for Western Asset Management Company.


WAML's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of WAML, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to WAML, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to WAML's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.


As of December 31, 2006, Mr. Leech and Mr. Walsh did not beneficially own securities in any of the Funds that invest in the Balanced Portfolio.


MATERIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Portfolio's securities ("portfolio managers") also have similar management responsibilities with respect to one or more other funds and/or accounts, as is the case for the portfolio managers listed above. These potential conflicts include:

Limited Time and Attention. The management of multiple funds and/or accounts may result in a portfolio manager's devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager's employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.

Different Investment Strategies. If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager's performance record or otherwise benefit the portfolio manager.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise be available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.

Diversified, the Subadvisers and the Funds have adopted policies and procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.

ADMINISTRATOR

The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[      ], 300 Madison Avenue, New York NY, 10017, serves as the independent registered public accounting firm for Diversified Investors Portfolios, providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.


MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT

The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of TFLIC directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each member and officer of TFLIC is Four Manhattanville Road, Purchase, New York 10577.

                                                   MANAGING MEMBERS AND OFFICERS


    ----------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     INVESTMENT
                                                                                                      COMPANIES
                                                                                                     ASSOCIATED
                                       POSITION HELD                                              WITH DIVERSIFIED
                                       AND LENGTH OF            PRINCIPAL OCCUPATION(S)              OVERSEEN BY
             NAME AND AGE               TIME SERVED               DURING PAST 5 YEARS               BOARD MEMBER
    ----------------------------------------------------------------------------------------------------------------
     INTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------------
     Mark Mullin                    Board Member since   Chief Executive Officer, Diversified            69
     DOB: February 16, 1963                1995          (with the firm since 1995); 2/2002 to
                                                         present -- Director, Transamerica
                                                         Financial Life Insurance Company
                                                         ("TFLIC")
    ----------------------------------------------------------------------------------------------------------------
     DISINTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------------
     Neal M. Jewell                 Board Member since   10/2004 to present -- Retired; 1/1996           69
     DOB: February 12, 1935                1993          to 10/2004 -- Independent Trustee, EACM
                                                         Select Managers Equity Fund (a mutual
                                                         fund).
    ----------------------------------------------------------------------------------------------------------------
     Mitchell Johnson               Board Member since   07/1994 to present -- Private Investor,         69
     DOB: March 1, 1942                    2006          MAJ Capital Management; 6/1996 to
                                                         present -- Director, Federal
                                                         Agriculture Mortgage Corporation;
                                                         2/2005 to present -- Trustee, Advisors
                                                         Inner Circle Funds, Advisors Inner
                                                         Circle Funds II, and Bishop Street
                                                         Funds (family of mutual funds); 12/1997
                                                         to 2/2004 -- Trustee, Citizens Funds
                                                         (family of mutual funds).
    ----------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella             Board Member since   1/2006 to present -- Self-employed              69
     DOB: February 1, 1954                 1993          consultant; 8/1993 to 12/2005 --
                                                         President, International Fund Services
                                                         (fund administration).
    ----------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden           Board Member since   6/2004 to present -- Retired; 9/1996 to         69
     DOB: June 1, 1939                     2002          6/2004 -- Vice President, Institutional
                                                         Advancement, Reconstructionist
                                                         Rabbinical College.
    ----------------------------------------------------------------------------------------------------------------
     Lowell W. Robinson             Board Member since   12/2006 to present -- Chief Financial           69
     DOB: January 20, 1949                 2006          and Chief Administrative Officer, MIVA
                                                         Inc. (on-line direct marketing); 2004
                                                         to 2006 -- President, LWR Advisors LLC
                                                         (consulting); 2002 to 2004 -- Special
                                                         Counsel to the President, Polytechnic
                                                         University; 2002 to 2004 -- Senior
                                                         Executive Vice President and Chief
                                                         Financial Officer, Hotjobs.com; 2004 to
                                                         present -- Director, Jones Apparel
                                                         Group; 2004 to present -- Director,
                                                         International Wire Group, Inc.; 2004 to
                                                         present -- Director, Independent
                                                         Wireless One Corp.; 2002 to
                                                         2003 -- Director, Edison Schools, Inc.
                                                         (school management).
    ----------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer             Board Member since   6/1990 to present -- President and              69
     DOB: July 1, 1950                     1993          Executive Search Consultant, Smith &
                                                         Sawyer LLC.
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
                                       POSITION HELD
                                       AND LENGTH OF
             NAME AND AGE               TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
    ----------------------------------------------------------------------------------------------------------
     OFFICERS:
    ----------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    Senior Vice President and General Counsel,
     DOB: November 1, 1955                 1993          Diversified (with the firm since 1994); 1/1994 to
                                                         present -- Vice President and General Counsel,
                                                         Diversified Investors Securities Corp ("DISC");
                                                         1/1994 to present -- Vice President, Assistant
                                                         Secretary, and Director, TFLIC.
    ----------------------------------------------------------------------------------------------------------
     Joseph P. Carusone               Treasurer since    Vice President, Diversified (with the firm since
     DOB: September 8, 1965                2001          1999); 1/2007 to present -- President, DISC; 2004 to
                                                         present -- Director, TFLIC.
    ----------------------------------------------------------------------------------------------------------
     Quedel Principal               Assistant Secretary  Vice President and Senior Counsel, Diversified (with
     DOB: February 4, 1966              since 2004       the firm since 1996); 6/2002 to present -- Director,
                                                         DISC.
    ----------------------------------------------------------------------------------------------------------
     Elizabeth L. Belanger          Assistant Secretary  Vice President and Senior Counsel, Diversified (with
     DOB: January 7, 1972               since 2005       the firm since 2005); 11/2003 to 5/2005 -- Director
                                                         of Compliance, Domini Social Investments LLC; 9/1997
                                                         to 10/2003 -- Associate, Bingham McCutchen LLP;
                                                         4/2006 to present -- Director, TFLIC
    ----------------------------------------------------------------------------------------------------------
     Suzanne Montemurro             Assistant Treasurer  Vice President, Diversified (with the firm since
     DOB: August 13, 1964               since 2002       1998);
    ----------------------------------------------------------------------------------------------------------
     Rick Resnik                     Chief Compliance    Vice President and Chief Compliance Officer,
     DOB: January 24, 1967                Officer        Diversified (with the firm since 1998); 6/1999 to
                                        since 2004       present -- Director, Vice President, and Chief
                                                         Compliance Officer, DISC
    ----------------------------------------------------------------------------------------------------------

COMPENSATION


For the fiscal year ended December 31, 2006, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board. Mr. Mullin is not compensated for his services as Trustee because of his affiliation with Diversified Investment Advisors, Inc.



    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL
                                                                       PENSION OR                             COMPENSATION
                                                                       RETIREMENT                               FROM THE
                                                    AGGREGATE           BENEFITS            ESTIMATED        REGISTRANT AND
                                                  COMPENSATION       ACCRUED AS PART         ANNUAL           FUND COMPLEX
                                                      FROM                 OF             BENEFITS UPON          PAID TO
             NAME OF PERSON, POSITION              REGISTRANT         FUND EXPENSES        RETIREMENT            MEMBERS
    --------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Managing Board Member                          None                   None                None             None
    --------------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Managing Board Member                          $--                    None                None             $--
    --------------------------------------------------------------------------------------------------------------------------
     Mitchell Johnson
     Managing Board Member                          --
    --------------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Managing Board Member                          $--                    None                None             $--
    --------------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Managing Board Member                          $--                    None                None             $--
    --------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Managing Board Member                          $--                    None                None             $--
    --------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Managing Board Member                          $--                    None                None             $--
    --------------------------------------------------------------------------------------------------------------------------



  * Mr. Lindsay retired as Managing Board Member as of the close of business November 28, 2006.



As of December 31, 2006, no member of the Managing Board owned any equity securities in any of the Variable Funds Subaccounts or Strategic Variable Funds Subaccounts or in other investment companies in the family of investment companies supervised by the members of the Managing Board.



As of December 31, 2006, none of the disinterested Trustees nor their family members beneficially owned any securities of TFLIC, Diversified or DISC or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TFLIC, Diversified or DISC.


PROXY VOTING GUIDELINES AND PROCEDURES

Although individual members of the Managing Boards of Variable Funds Subaccounts and Strategic Variable Funds Subaccounts may not agree with particular policies or votes by the Adviser, the Boards of Managers has approved delegating proxy voting discretion to Diversified believing that the investment Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The Funds' proxy voting guidelines and procedures are attached as Appendix B to the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with TFLIC with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. TFLIC will bear any expenses of the

Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios -- Investment Advisory Services" which begins on page 31.

CUSTODIAN

Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and TFLIC. TFLIC has agreed to pay all such fees.

DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST

Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are eighteen active series of Diversified Investors Portfolios. The Declaration of Trust provides that no investors in a Portfolio shall be held personally liable for the obligations and liabilities of that Portfolio. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Portfolio property for any investor held liable for the obligations of a particular Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

The Declaration of Trust provides that Trustees may, in their discretion, require Diversified Investors Portfolios to redeem interests held by any investor for any reason under terms set by the Trustees.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote.

The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which alters the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

Diversified Investors Portfolios, or any Portfolio, may merge or consolidate or may sell lease or exchange substantially all of its assets when authorized at any meeting of investors by a majority of the outstanding interests of Diversified Investors Portfolios (or of the affected Portfolio), or by written consent, without a meeting, of the holders of a majority of the outstanding interests voting as a single class. Diversified Investors Portfolios or any Portfolio may reincorporate or reorganize (but not with another operating entity) without any investor vote. Diversified Investors Portfolios may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of all outstanding interests, or by the Trustees by written notice to the investors. Any Portfolio may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of the interests in that Portfolio, or by the Trustees by written notice to the investors of that Portfolio. If not so terminated, Diversified Investors Portfolios will continue indefinitely.

The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAX INFORMATION RELATING TO DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. Neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder.

Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, an investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed to that investor from the Portfolio.

Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

Each Portfolio expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

OTHER TAXATION

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of Diversified Investors Portfolios has approved policies and procedures developed by Diversified with respect to the disclosure of the Portfolios' securities and any ongoing arrangements to make available information about the Portfolios' securities. The policy requires that disclosure of information about a Portfolio's portfolio holdings be in the best interests of the Portfolio's shareholders, and that any conflicts of interest between the interests of the Portfolio's shareholders and those of Diversified or its affiliates be addressed in a manner that places the interests of Portfolio's shareholders first. This policy provides that information regarding the Portfolios' holdings may never be shared with non-Diversified employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

Subject to the provisions relating to "ongoing arrangements" discussed below, Diversified's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Portfolio's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to Diversified's internet site that is accessible by the public, or through public release by a third party vendor.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolio and neither the Portfolio, Diversified or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The written approval of Diversified's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with Diversified's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Diversified Investors Portfolios at its next regularly scheduled meeting.

All ongoing arrangements to make available information about a Portfolio's portfolio securities will be reviewed by the Board of Trustees of Diversified Investors Portfolios no less frequently than quarterly.

Set forth below is a list, as of the date of this SAI, of those parties with whom Diversified has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio. The parties identified below as recipients are service providers, consultants and analysts. The Portfolios' auditor also has access from time to time to the Portfolios' holdings in connection with performing the audit and related functions.

RECIPIENT (HOLDINGS)                           FREQUENCY   DELAY BEFORE DISSEMINATION
Investors Bank & Trust Company                 Daily       None
Institutional Shareholders Services            Monthly     1 day
Bowne & Co., Inc.                              Quarterly   1-7 days
Callan Associates, Inc.                        Quarterly   15 days
Deloitte & Touche LLP                          Quarterly   15 days
Evaluation Associates, Inc.                    Quarterly   15 days
Marsh USA, Inc.                                Quarterly   15 days
New England Pension Consultants                Quarterly   15 days
Plexus Group, Inc.                             Quarterly   1-7 days
Rocaton Investment Advisors, LLC               Quarterly   15 days
Standard & Poor's                              Quarterly   25 days
Trainer Wortham and Company, Inc.              Quarterly   15 days
Watson Wyatt Investment Consulting             Quarterly   15 days
Yanni Partners, Inc.                           Quarterly   15 days

With respect to each such arrangement, the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolios. Neither the Portfolios, Diversified or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

Where a non-Diversified entity serves as a subadviser to a Portfolio advised by Diversified, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of Diversified, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to Diversified, the Portfolio's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

STATUTORY BASIS FINANCIAL STATEMENTS OF TFLIC

The statutory basis financial statements of TFLIC that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.: Not rated.

i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS

A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. -- An issuer designated N.R. is not rated.

COMMERCIAL PAPER

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S

LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

DIVERSIFIED PROXY VOTING POLICIES

Diversified Investors Portfolios have retained ISS as agent to manage our proxy voting process. Diversified has adopted the ISS proxy voting guidelines specified below.

GLOBAL POLICY SUMMARY

CONCISE GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country-and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -  the auditors are being changed without explanation; or

     - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -  the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -  legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

     Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

     Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

     Vote FOR share repurchase plans, unless:

      - clear evidence of past abuse of the authority is available; or

      - the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

     Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

     Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

     Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

     Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

     Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

     Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

     Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

     Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

     Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

     Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

     Vote all shareholder proposals on a CASE-BY-CASE basis.

     Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DOMESTIC POLICY SUMMARY

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -  Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -  Historic trading patterns

     -  Rationale for the repricing

     -  Value-for-value exchange

     -  Option vesting

     -  Term of the option

     -  Exercise price

     -  Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -  Purchase price is at least 85 percent of fair market value

     -  Offering period is 27 months or less, and

     -  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577
                                 (914) 697-8000


2538 (REV. 5/07)

                                     PART C

                               OTHER INFORMATION


ITEM 29.  FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements


        (1) Financial Statements of TFLIC audited by Ernst & Young L.L.P. to be filed by amendment.



        (2) Financial Statements of Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios audited by
            PricewaterhouseCoopers LLP to be filed by amendment.


     (b) Exhibits

        (1) Any form of Form N-3 Exhibits (1) to (3), (5) through (11) and (14) to (15) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 1, 1994 to the Diversified Investors Variable Funds Registration Statement filed on Form N-4, Registration No. 33-73734 under the Securities Act of 1933 is incorporated herein by reference.


        (4) The Investment Advisory Contract previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.



        (12)(a) The Opinion and Consent of counsel as to the legality of the securities being registered previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.



        (12)(b) Opinion and Consent of Counsel.(1)



        (16) Code of Ethics.


        (17) The Powers of Attorney previously filed with the Commission as part of initial Registration Statement dated July 22, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 are incorporated herein by reference.
---------------


 (1) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission on February, 2001.



ITEM 30.  DIRECTORS AND OFFICERS OF TFLIC


     The Directors and officers of TFLIC are set forth below.

DIRECTORS
Elizabeth L. Belanger................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
William Brown, Jr....................    BROWNSTONE MANAGEMENT CONSULTANTS, INC., 14 Windward Avenue,
                                         White Plains, New York 10605.
William L. Busler....................    AEGON USA, Inc., 4333 Edgewood Road, N.E., Cedar Rapids,
                                         Iowa 52499.
Joseph P. Carusone...................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Steven E. Fruschtick.................    WIENER, FRUSCHTICK & STRAUB, 500 Fifth Avenue, New York, New
                                         York 10110.
Ronald F. Mosher.....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Peter P. Post........................    EMMERLING POST, INC., 415 Madison Avenue, New York, New York
                                         10017.

Colette F. Vargas....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Cor H. Verhagen......................    AEGON INSURANCE GROUP, 51 JFK Parkway, Short Hills, New
                                         Jersey 07078.

DIRECTOR-OFFICERS
Robert F. Colby (Director)...........    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road,
                                         Purchase, New York 10577.
Peter G. Kunkel......................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Mark Mullin (President and
  Director)..........................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
James P. Larkin (Director, Vice
  President and Assistant
  Secretary).........................    TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK, 100
                                         Manhattanville Road, Purchase, New York 10577.


ITEM 31. PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT


     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The diagram on the following pages shows all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following pages.)

                                                                 FEDERAL      NAIC CO.
NAME                                                            ID NUMBER       CODE      DOMICILE     FOOTNOTE
----                                                          --------------  --------   -----------  -----------

VERENIGING AEGON, NETHERLANDS MEMBERSHIP ASSOCIATION
AEGON N.V.                                                                               Netherlands      22.21%
 --- AEGON NEDERLAND N.V.                                                                Netherlands
 --- AEGON NEVAK HOLDING B.V.                                                            Netherlands
 --- AEGON DERIVATIVES N.V.                                                              Netherlands
 --- AEGON INTERNATIONAL N.V.                                    Foreign                 Netherlands
  --- THE AEGON TRUST                                                                        DE
     Advisory Board: Donald J. Shepard, Joseph B.M.
     Streppel. Alexander R. Wynaendts, and Craig D. Vermie
   --- TRANSAMERICA CORPORATION                                 42-1484983                   DE
     --- AEGON U.S. HOLDING CORPORATION                         13-3350744                   DE                     (1)
      --- AEGON MANAGEMENT COMPANY                              35-1113520                   IN
       --- RIVER RIDGE INSURANCE COMPANY                        20-0877184                   VT
      --- SHORT HILLS MANAGEMENT COMPANY                        42-1338496                   NJ
      --- AEGON U.S. CORPORATION                                42-1528022                   IA                     (2)
       --- AEGON USA, INC                                       42-1310237                   IA                     (3)
        --- AEGON FUNDING CORP.                                 42-1489646                   DE
        --- AEGON USA INVESTMENT MANAGEMENT LLC                 42-1310237                   IA
        --- AUSA HOLDING COMPANY                                52-1549874                   MD
          --- ADB CORPORATION LLC                                 SMLLC                      DE
          --- AEGON ASSET MANAGEMENT SERVICES, INC              39-1884868                   DE
           --- INVESTMENT ADVISORS INTERNATIONAL, INC                                        DE
           --- WORLD GROUP SECURITIES, INC                      42-1517006                   DE
           --- WORLD FINANCIAL GROUP, INC                       42-1518386                   DE
            --- INNERGY LENDING LLC                                                          DE                     (4)
            --- WFG CHINA HOLDINGS, INC                                                      DE
            --- WFG PROPERTIES HOLDINGS, LLC                                                 GA
            --- WFG REINSURANCE LIMITED                                                    Bermuda
          --- AEGON USA INVESTMENT MANAGEMENT, INC              42-1333264                   IA
          --- AEGON USA REALTY ADVISORS INC                     42-1205796                   IA
           --- RCC PROPERTIES LIMITED PARTNERSHIP               42-1467730                   IA                     (5)
           --- REALTY INFORMATION SYSTEMS, INC                  42-1418160                   IA
           --- TRANSAMERICA REALTY SERVICES LLC                   SMLLC                      DE
            --- TRANSAMERICA AFFORDABLE HOUSING, INC            94-3252196                   CA
             --- ARV PACIFIC VILLAS, A CALIFORNIA LIMITED
               PARTNERSHIP                                                                   CA                     (6)
             --- SOUTH GLEN APARTMENTS, LLC                       SMLLC                      IA
             --- TAH-MCDIV, LLC                                                              IA
            --- TRANSAMERICA MINERALS COMPANY                   95-3945408                   CA
           --- AEGON USA REAL ESTATE SERVICES, INC              61-1098396                   DE
          --- AUSACAN LP                                         Foreign                   Canada                   (7)
          --- CREDITOR RESOURCES, INC                           42-1079584                   Ml
           --- ACADEMY ALLIANCE HOLDINGS, INC                    Foreign                   Canada
           --- ACADEMY ALLIANCE INSURANCE INC                    Foreign                   Canada
           --- CRC CREDITOR RESOURCES CANADIAN DEALER
            NETWORK INC                                          Foreign                   Canada
           --- CRI CANADA INC                                    Foreign                   Canada
           --- CRI CREDIT GROUP SERVICES INC                     Foreign                   Canada
           --- PREMIER SOLUTIONS GROUP, INC                     52-1363611                   MD
          --- DIVERSIFIED INVESTMENT ADVISORS, INC              13-3689044                   DE
           --- DIVERSIFIED INVESTORS SECURITIES CORP.           13-3696753                   DE
           --- DIVERSIFIED ACTUARIAL SERVICES, INC              04-2770684                   MA
          --- INTERSECURITIES, INC                              59-2476008                   DE
          --- INVESTORS WARRANTY OF AMERICA, INC                42-1154276                   IA
          --- MASSACHUSETTS FIDELITY TRUST COMPANY              42-0947998                   IA
          --- MONEY SERVICES, INC                               42-1079580                   DE
           --- AEGON USA TRAVEL AND CONFERENCE SERVICES LLC       SMLLC                      IA
           --- GREAT COMPANIES, LLC                             42-1501641                   IA                     (8)
          --- MONUMENTAL GENERAL INSURANCE GROUP, INC           52-1301243                   MD
           --- TRANSAMERICA INTERNATIONAL DIRECT MARKETING
            GROUP, INC                                          52-1291367                   MD
           --- MONUMENTAL GENERAL ADMINISTRATORS, INC           52-1243286                   MD
            --- NATIONAL ASSOCIATION MANAGEMENT AND
             CONSULTANT SERVICES, INC                           52-1525601                   MD
          --- PRISMA HOLDINGS, INC. 1                           20-1063558                   DE
          --- PRISMA HOLDINGS, INC. II                          20-1063571                   DE
          --- TRANSAMERICA CAPITAL, INC                         95-3141953                   CA
          --- UNIVERSAL BENEFITS CORPORATION                    42-1334744                   IA
          --- ZAHORIK COMPANY, INC                              95-2775959                   CA
           --- ZAHORIK TEXAS, INC                               42-1496715                   TX
           --- ZCI, INC                                         36-3798648                   AL
        --- BANKERS FINANCIAL LIFE INSURANCE COMPANY            86-0484429                   AZ       100% voting   (9)
        --- IOWA FIDELITY LIFE INSURANCE COMPANY                86-0580557                   AZ       100% voting   (10)
        --- LIFE INVESTORS INSURANCE COMPANY OF AMERICA         42-0191090     64130         IA                     (11)
          --- BAY AREA COMMUNITY INVESTMENTS 1 LLC            No FEIN Listed                 CA                     (12)
          --- LIFE INVESTORS ALLIANCE LLC                       42-1483973                   DE
          --- GARNET ASSURANCE CORPORATION                      11-3674132                   KY
          --- GARNET COMMUNITY INVESTMENTS 1 LLC                  SMLLC                      DE
           --- GARNET LIHTC FUND 1 LLC                          11-3674125                   DE
          --- REAL ESTATE ALTERNATIVES PORTFOLIO 3A, INC        20-1627078                   DE                     (13)
        --- RCC NORTH AMERICA LLC                               13-3256226                   DE                     (14)
        --- SOUTHWEST EQUITY LIFE INSURANCE COMPANY             86-0455577                   AZ       100% voting
        --- TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY       36-6071399     70688         NY                     (15)
        --- TRANSAMERICA INTERNATIONAL HOLDINGS, INC            94-2873401                   DE
          --- AEGON CANADA INC                                   Foreign                   Canada
           --- AEGON CAPITAL MANAGEMENT INC                      Foreign                   Canada
           --- AEGON FUND MANAGEMENT INC                         Foreign                   Canada
           --- NATIONAL FINANCIAL CORPORATION                    Foreign                   Canada
            --- AEGON DEALER SERVICES CANADA INC                 Foreign                   Canada
            --- MONEY CONCEPTS (CANADA) LIMITED                  Foreign                   Canada
             --- NATIONAL FINANCIAL INSURANCE AGENCY INC         Foreign                   Canada
           --- TRANSAMERICA LIFE CANADA                          Foreign                   Canada                   (16)


AEGON N V                                                        Foreign
 --- AEGON INTERNATIONAL N.V.                                    Foreign                 Netherlands
  --- THE AEGON TRUST                                           51-6513848
   --- TRANSAMERICA CORPORATION                                 42-1484983
     --- AEGON U.S. HOLDING CORPORATION                         13-3350744
      --- AEGON U.S. CORPORATION                                42-1528022
       --- AEGON USA, INC                                       42-1310237
        --- TRANSAMERICA INTERNATIONAL HOLDINGS, INC            94-2873401
          --- THE MEXICO, S. DE R.L DE C.V.                      Foreign                   Mexico                   (17)
          --- TRANSAMERICA SERVICE COMPANY                      95-4454703                   DE
           --- TRANSAMERICA ANNUITY SERVICE CORPORATION         85-0325648                   NM
           --- TRANSAMERICA FINANCIAL ADVISORS, INC             95-2565208                   DE                     (18)
           --- TRANSAMERICA INTERNATIONAL INSURANCE
            SERVICES, INC                                       95-2871116                   DE                     (19)
           --- TRANSAMERICA OCCIDENTAL LIFE INSURANCE
            COMPANY                                             95-1060502     67121         IA                     (20)
            --- EDGEWOOD IP LLC                                   SMLLC                      IA
            --- GARNET ASSURANCE CORPORATION III                20-0713561                   IA
            --- GARNET COMMUNITY INVESTMENTS III, LLC             SMLLC                      DE
             --- GARNET LIHTC FUND III, LLC                     20-0710029                   DE
            --- HOTT FEETT DEVELOPMENT LLC                                                   NY
            --- IN THE POCKET LLC                                                            NY
            --- NEF INVESTMENT COMPANY                          95-4147021                   CA
            --- QUANTITATIVE DATA SOLUTIONS LLC                 68-0537152                   DE
            --- TRANSAMERICA CHINA INVESTMENTS HOLDINGS
             LIMITED                                             Foreign                  Hong Kong
            --- TRANSAMERICA CONSULTORA Y SERVICIOS LIMITADA     Foreign                    Chile                   (21)
            --- TRANSAMERICA LIFE (BERMUDA) LTD.                                           Bermuda
            --- TRANSAMERICA LIFE INSURANCE COMPANY             39-0989781     86231         IA                     (22)
             --- AEGON FINANCIAL SERVICES GROUP, INC            41-1479568                   MN
               --- AEGON ASSIGNMENT CORPORATION                 42-1477359                   IL
               --- AEGON ASSIGNMENT CORPORATION OF KENTUCKY     61-1314968                   KY
               --- TRANSAMERICA FINANCIAL INSTITUTIONS, INC     42-1527720                   MN
             --- AMERICAN BOND SERVICES LLC                       SMLLC                      IA
             --- GEMINI INVESTMENTS, INC                        95-4707871                   DE
             --- PRIMUS GUARANTY, LTD.                           Foreign                   Bermuda                  (23)
             --- REAL ESTATE ALTERNATIVES PORTFOLIO 1 LLC       75-2980951                   DE                     (24)
             --- REAL ESTATE ALTERNATIVES PORTFOLIO 2 LLC       02-0685017                   DE                     (25)
             --- REAL ESTATE ALTERNATIVES PORTFOLIO 3 LLC     No FEIN Listed                 DE                     (26)
             --- REAL ESTATE ALTERNATIVES PORTFOLIO 4HR, LLC                                 DE                     (27)
             --- REAL ESTATE ALTERNATIVES PORTFOLIO 4MR, LLC                                 DE                     (28)
            --- TRANSAMERICA PYRAMID PROPERTIES LLC               SMLLC                      IA
            --- TRANSAMERICA REALTY INVESTMENT PROPERTIES,
             LLC                                                  SMLLC                      DE
            --- USA ADMINISTRATION SERVICES, INC                48-0933220                   KS
           --- TRANSAMERICA PRODUCTS, INC                       95-4018101                   CA
           --- TRANSAMERICA SECURITIES SALES CORPORATION        95-4044525                   MD
          --- WORLD FINANCIAL GROUP HOLDING COMPANY OF
           CANADA INC                                            Foreign                   Canada
           --- WFG SECURITIES OF CANADA INC                      Foreign                   Canada
           --- WORLD FINANCIAL GROUP SUBHOLDING COMPANY OF
            CANADA INC                                           Foreign                   Canada
            --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
             CANADA INC                                          Foreign                   Canada                   (29)
        --- TRANSAMERICA INTERNATIONAL RE(BERMUDA) LTD.         98-0199561                 Bermuda
        --- UNITED FINANCIAL SERVICES, INC                      52-1263786                   MD
        --- VETERANS LIFE INSURANCE COMPANY                     36-2545774     81027         IL
          --- PEOPLES BENEFIT SERVICES, INC                     23-1705984                   PA
          --- THE INSURANCE AGENCY FOR THE AMERICAN WORKING
           FAMILY, INC                                          01-0597164                   MD
        --- WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO          43-1162657     91413         OH
          --- TRANSAMERICA FUND ADVISORS, INC                   59-3403585                   FL                     (30)
           --- AEGON/TRANSAMERICA SERIES TRUST                      ?                        DE
           --- TRANSAMERICA IDEX MUTUAL FUNDS                   59-2649014                   DE
           --- TRANSAMERICA INCOME SHARES, INC                  95-2760605                   MD
          --- TRANSAMERICA FUND SERVICES, INC                   59-3403587                   FL                     (31)
          --- WORLD FINANCIAL GROUP INSURANCE AGENCY, INC       95-3809372                   CA                     (32)
          --- WRL INSURANCE AGENCY, INC                         42-1517005                   CA
           --- WRL INSURANCE AGENCY OF WYOMING, INC             42-1519076                   WY
       --- COMMONWEALTH GENERAL CORPORATION                     51-0108922                   DE
        --- ACADEMY INSURANCE GROUP, INC                        58-1949029                   DE
          --- ACADEMY LIFE INSURANCE COMPANY                    84-0528301     60046         MO
          --- AMPAC, INC                                        23-2113311                   TX
          --- AMPAC INSURANCE AGENCY, INC                       23-2364438                   PA
          --- FORCE FINANCIAL GROUP, INC                        04-3017062                   DE
          --- UNICOM ADMINISTRATIVE SERVICES, INC               23-6537972                   PA
           --- UNICOM ADMINISTRATIVE SERVICES GMBH               Foreign                   Germany                  (33)
        --- AEGON INSTITUTIONAL MARKETS, INC                    61-1085329                   DE
          --- NEW MARKETS COMMUNITY INVESTMENT FUND, LLC                                     IA                     (34)
        --- AEGON STRUCTURED SETTLEMENTS, INC                   61-1068209                   KY
        --- AFSG SECURITIES CORPORATION                         23-2421076                   PA
        --- AMPAC INSURANCE AGENCY, INC. (EIN 23-1720755)       23-1720755                   PA
          --- FINANCIAL PLANNING SERVICES, INC                  23-2130174                   DC
          --- VALLEY FORGE ASSOCIATES, INC                      23-1608635                   PA
          --- VETERANS INSURANCE SERVICES, INC                  51-0247259                   DE
        --- BENEFIT PLANS, INC                                  61-1201322                   DE
          --- AEGON ALLIANCES, INC                              56-1358257                   VA
        --- BUENA SOMBRA INSURANCE AGENCY, INC                  42-1489645                   MD                     (35)
        --- CAPITAL 200 BLOCK CORPORATION                       61-1164056                   DE
        --- CAPITAL GENERAL DEVELOPMENT CORPORATION             61-1014834                   DE                     (36)
          --- MONUMENTAL LIFE INSURANCE COMPANY                 52-0419790     66281         MD
           --- AEGON DIRECT MARKETING SERVICES, INC             42-1470697                   MD
            --- TRANSAMERICA AFFINITY SERVICES, INC             42-1523438                   MD
           --- APPLE PARTNERS OF IOWA LLC                       42-1525937                   IA                     (37)
           --- AMMEST REALTY CORPORATION                        74-2135472                   TX
           --- BAY STATE COMMUNITY INVESTMENTS II, LLC            SMLLC                      DE
           --- BAY STATE COMMUNITY INVESTMENTS II, LLC            SMLLC                      DE
           --- GARNET ASSURANCE CORPORATION II                  14-1893533                   IA



AEGON N.V.                                                       Foreign
 --- AEGON INTERNATIONAL N.V.                                    Foreign                  Netherlands
  --- THE AEGON TRUST                                           51-6513848
   --- TRANSAMERICA CORPORATION                                 42-1484983
     --- AEGON U.S. HOLDING CORPORATION                         13-3350744
      --- AEGON U.S. CORPORATION                                42-1528022
       --- COMMONWEALTH GENERAL CORPORATION                     51-0108922                     DE
        --- CAPITAL GENERAL DEVELOPMENT CORPORATION             61-1014834                     DE                      (36)
          --- MONUMENTAL LIFE INSURANCE COMPANY                 52-0419790     66281           MD
           --- GARNET COMMUNITY INVESTMENTS II, LLC               SMLLC                        DE
            --- GARNET LIHTC FUND II, LLC                       14-1893537                     DE
           --- GARNET COMMUNITY INVESTMENTS IV, LLC               SMLLC                        DE
            --- GARNET LIHTC FUND IV, LLC                       20-0955090                     DE
           --- GARNET COMMUNITY INVESTMENTS V, LLC                SMLLC                        DE
            --- GARNET LIHTC FUND V, LLC                        20-1378283                     DE
           --- GARNET COMMUNITY INVESTMENTS VI, LLC               SMLLC                        DE
            --- GARNET LIHTC FUND VI, LLC                       20-1744258                     DE
           --- GARNET COMMUNITY INVESTMENTS VII, LLC                                           DE
            --- GARNET LIHTC FUND VII, LLC                                                     DE
           --- PEOPLES BENEFIT LIFE INSURANCE COMPANY           43-0378030     66605           IA                      (38)
            --- JMH OPERATING COMPANY, INC                      64-0876853                     MS
        --- CAPITAL LIBERTY LP                                  61-0989122                     DE                      (39)
        --- GLOBAL PREMIER REINSURANCE COMPANY, LTD.            98-0198937               British Virgin
                                                                                            Islands
        --- QUEST MEMBERSHIP SERVICES INC                       74-2873092                     DE
        --- STONEBRIDGE BENEFIT SERVICES, INC                   75-2548428                     DE
        --- STONEBRIDGE GROUP INC                               75-2664959                     DE
        --- STONEBRIDGE LIFE INSURANCE COMPANY                  03-0164230     65021           VT
          --- STONEBRIDGE REINSURANCE COMPANY
       --- STONEBRIDGE CASUALTY INSURANCE COMPANY               31-4423946                     OH                      (40)
     --- ARC REINSURANCE CORPORATION                            99-0300081                     HI
     --- PYRAMID INSURANCE COMPANY, LTD.                        98-0087891                     HI                      (41)
     --- TFC PROPERTIES, INC                                    36-4458410                     DE
      --- TRANSAMERICA RETIREMENT COMMUNITIES S.F., INC         36-4458471                     DE
      --- TRANSAMERICA RETIREMENT COMMUNITIES S.J., INC         36-4458474                     DE
     --- THE GILWELL COMPANY                                    94-1717900                     CA
     --- TRANSAMERICA BUSINESS TECHNOLOGIES CORPORATION         95-2802547                     DE
     --- TRANSAMERICACBO 1, INC                                 95-4574947                     DE
     --- TRANSAMERICA CORPORATION (OREGON)                      98-6021219                     OR
     --- TRANSAMERICA FINANCE CORPORATION                       95-1077235                     DE
       --- TRANSAMERICA LEASING HOLDINGS INC                    13-3452993                     DE
        --- TRANSAMERICA FUNDING LP                              Foreign                 United Kingdom                (42)
        --- TRANSAMERICA TRAILER LEASING AG                      Foreign                  Switzerland
        --- TRANSAMERICA TRAILER LEASING SP. Z.O.O               Foreign                     Poland
      --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION, 1        94-3054228                     DE
       --- TCFC AIR HOLDINGS, INC                               32-0092333                     DE
        --- TA AIR XI CORP.                                     36-4275135                     DE
        --- TRANSAMERICA AVIATION, LLC                            SMLLC                        DE
       --- TCFC ASSET HOLDINGS, INC                             32-0092334                     DE
        --- BWAC TWELVE, INC                                    94-3054233                     DE
        --- BWAC TWENTY-ONE, INC                                94-3054022                     DE
        --- TBC III, INC                                        36-4163906                     DE
        --- TCF ASSET MANAGEMENT CORPORATION                    84-0642550                     DE
        --- TRANSAMERICA ACCOUNTS HOLDING CORPORATION           36-4162154                     DE
        --- TRANSAMERICA CONSUMER FINANCE HOLDING COMPANY       95-4631538                     DE
        --- TRANSAMERICA DISTRIBUTION FINANCE OVERSEAS, INC     36-4254366                     DE
        --- TRANSAMERICA MEZZANINE FINANCING, INC               36-4251203                     DE
        --- TRANSAMERICA SMALL BUSINESS CAPITAL, INC            36-4251204                     DE
        --- TRANSAMERICA VENDOR FINANCIAL SERVICES
          CORPORATION                                           36-4134790                     DE
       --- TCFC EMPLOYMENT, INC                                 61-1456742                     DE
      --- TRANSAMERICA HOME LOAN                                95-4390993                     CA
     --- TRANSAMERICA INVESTMENT SERVICES, INC                  94-1632699                     DE
      --- TRANSAMERICA INVESTMENT MANAGEMENT, LLC               06-1564377                     DE                      (43)
       --- TRANSAMERICA INVESTORS, INC                          95-4525245                     MD                      (44)
       --- WESTCAP INVESTORS, LLC                                                              DE
     --- TRANSAMERICA PACIFIC INSURANCE COMPANY, LTD.           94-3304740                     HI
  --- AEGON DMS HOLDING B.V                                      Foreign                  Netherlands
   --- CANADIAN PREMIER HOLDINGS LTD                             Foreign                     Canada
     --- CANADIAN PREMIER LIFE INSURANCE COMPANY                 Foreign                     Canada
     --- CONSUMER MEMBERSHIP SERVICES CANADA INC                 Foreign                     Canada
     --- LEGACY GENERAL INSURANCE COMPANY                        Foreign                     Canada
   --- CORNERSTONE INTERNATIONAL HOLDINGS LTD                    Foreign                       UK
     --- STONEBRIDGE INTERNATIONAL INSURANCE LTD                 Foreign                       UK
     --- STONEBRIDGE INTERNATIONAL MARKETING LTD                 Foreign                       UK
   --- TRANSAMERICA DIRECT MARKETING ASIA PACIFIC PTY LTD        Foreign                   Australia
     --- TRANSAMERICA INSURANCE MARKETING ASIA PACIFIC PTY
      LTD                                                        Foreign                   Australia
     --- TRANSAMERICA DIRECT MARKETING AUSTRALIA PTY LTD         Foreign                   Australia
   --- TRANSAMERICA DIRECT MARKETING JAPAN K.K                   Foreign                     Japan
   --- TRANSAMERICA DIRECT MARKETING KOREA LTD                   Foreign                     Korea                     (45)
   --- TRANSAMERICA DIRECT MARKETING TAIWAN LTD                  Foreign                     Taiwan
   --- TRANSAMERICA MARKETING E CORRECTORA DE SEGUROS BRAZIL                                 Brazil                    (46)
  --- TRANSAMERICA HOLDING B.V                                   Foreign                  Netherlands
 --- GPRE ACQUISITION CORP.                                                                    DE
  --- GLOBAL PREFERRED RE LIMITED                                                           Bermuda

Organizational Chart Footnotes:

Ownership is 100% unless otherwise noted. Inclusion of an entity does not necessarily signify control.

(1) 1,056 shares of Common Stock and 225 shares of Series A Voting Preferred Stock.



(2) AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares.



(3) 120 shares of Voting Common Stock owned by AEGON U.S. Corporation. 150,000 shares of Class B Non-Voting Common Stock owned by AEGON U.S. Corporation. 10 shares of Series A Preferred stock owned by AEGON U.S. Holding Corporation.



(4) Members are: World Financial Group, Inc. (50%); non-affiliate of AEGON, Community Lending, Inc. (50%)



(5) AEGON USA Realty Advisors is General Partner and 5% owner; all limited partners are RCC entities within the RCC Group



(6)  General Partners are Transamerica Affordable Housing, Inc. (0.5%):
     Non-Afiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner:
     Transamerica Occidental Life Insurance Company (99%)



(7) General Partner -- AUSA Holding Company (1%); Limited Partner -- AEGON USA, Inc. (99%)



(8) Class B Common Stock is allocated 75% of total cumulative vote. Class A Common Stock is allocated 25% of total cumulative vote



(9) Ordinary Common Stock is allowed 60% of total cumulative vote. Participating Common Stock is allowed 40% of total cumulative vote



(10) 679,802 shares of Common Stock owned by AEGON USA, Inc.; 504,033 shares of Series A Preferred Stock owned by AEGON USA, Inc.



(11) Members are: Life Investors Insurance Company of America (70%); Monumental Life Insurance Company (30%)



(12) Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc., a non-affiliate of AEGON (99.99%).



(13) Members are: Life Investors Insurance Company of America (33.4%); Peoples Benefit Life Insurance Company (32%); Transamerica Occidental Life Insurance Company (10%); Monumental Life Insurance Company (9.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (4.8%); Stonebridge Life Insurance Company (1%).



(14) RCC Group: ALH Properties Eight, LLC, ALH Properties Eleven, LLC, ALH Properties Fifteen, LLC, ALH Properties Five, LLC, ALH Properties Four, LLC, ALH Properties Nine, LLC, ALH Properties Seven, LLC, ALH Properties Seventeen, LLC, ALH Properties Sixteen, LLC, ALH Properties Ten, LLC, ALH Properties Twelve, LLC, ALH Properties Two, LLC, FGH Eastern Region, LLC, FGH Realty Credit, LLC, FGH USA, LLC, FGP 90 West Street, LLC, FGP Burkewood, Inc., FGP Bush Terminal, Inc., FGP Colonial Plaza, Inc., FGP Franklin, LLC, FGP Herald Center, Inc., FGP Heritage Square, Inc., FGP Islandia, Inc., FGP Merrick, Inc., FGP West 32nd Street, Inc., FGP West Street Two, LLC, FGP West Street, LLC, Fifth FGP, LLC, First FGP, LLC, Fourth FGP, LLC, FGP Rockbeach, Inc., Second FGP, LLC, Seventh FGP, LLC, The RCC Group, Inc., BF Equity, LLC



(15) 14,391 shares of Common Stock and 38,609 shares of Preferred Stock owned by AEGON USA, Inc.; 2,075 shares of Common Stock and 5,566 shares of Preferred Stock owned by Transamerica Occidental Life Insurance Company



(16) AEGON Canada, Inc. owns 9,600,00 shares of Common Stock; AEGON International N.V. owns 3,568,941 shares of Common Stock and 184,000 shares of Series IV Preferred stock



(17) 95% owned by Transamerica International Holdings, Inc.; 5% owned by Transamerica Occidental Life Insurance Company



(18) Subsidiaries of Transamerica Financial Advisors, Inc. are: TBK Insurance Agency of Ohio, Inc., and Transamerica Financial Resources Insurance Agency of Alabama, Inc.



(19) 1,104,117 shares of Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation



(20) Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-affiliate of AEGON (99.99%)



(21) Chilean LLC: Partners are Transamerica Occidental Life Insurance Company (95%); Transamerica International Holdings, Inc. (5%)



(22) 316,955 shares of Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares of non-voting Series B Preferred Stock owned by AEGON USA, Inc.

(23) Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group, Inc. (11.1%). The remaining 28.1% of stock is publically owned.



(24) Members are: Transamerica Life Insurance Company (38.356%); Transamerica Occidental Life Insurance Company (34.247%); Life Investors Insurance Company of America (18.356%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.



(25) Members are: Transamerica Life Insurance Company (59.5%); Transamerica Occidental Life Insurance Company (30.75%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%).
     Manager: AEGON USA Realty Advisors, Inc.



(26) Members are: Transamerica Life Insurance Company (30.4%); Transamerica Occidental Life Insurance Company (23%); Peoples Benefit Life Insurance Company (14%); Life Investors Insurance Company of America (11%); Monumental Life Insurance Company (5%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.



(27) Members are: Transamerica Life Insurance Company (34%); Transamerica Occidental Life Insurance Company (30%); Monumental Life Insurance Company (22%); Peoples Benefit Life Insurance Company (10%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.



(28) Members are: Transamerica Life Insurance Company (34%); Transamerica Occidental Life Insurance Company (30%); Monumental Life Insurance Company (22%); Peoples Benefit Life Insurance Company (10%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.



(29) Quotaholders: Transamerica Occidental Life Insurance Company (95%) and Transamerica International Holdings, Inc. (5%).



(30) 50% owned by World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.



(31) Western Reserve Life Assurance Company of Ohio owns 77%; AUSA Holding Company owns 23%.



(32) Western Reserve Life Assurance Company of Ohio owns 44%; AUSA Holding Company owns 56%.



(33) Subsidiaries of World Financial Group Insurance Agency, Inc. are: WFG Insurance Agency of Hawaii, Inc.,WFG Insurance Agency of Massachusetts, Inc., WFG Insurance Agency of Puerto Rico Inc., WFG Insurance Agency of Wyoming, Inc., WFG Property & Casualty Insurance Agency, Inc., WFG Property & Casualty Insurance Agency of California, Inc., & WFG Property & Casualty Insurance Agency of Nevada, Inc.



(34) Ownership: 50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.



(35) 91,790 shares of Common Stock owned by Commonwealth General Corporation; 8,210 shares of Common Stock owned by Peoples Benefit Life Insurance Company



(36) 10 shares of Common Stock owned by Commonwealth General Corporation; 2.64 shares of Common Stock owned by AEGON USA, Inc.



(37) Members: Hugh J. McAdorey (51%); AEGON Direct Marketing Services, Inc.
     (49%).



(38) Members: Transamerica International Direct Marketing Consultants, LLC (93%); various SMG representatives (7%)



(39) Members: Monumental Life Insurance Company (58.13%); Peoples Benefit Life Insurance Company (41.87%).



(40) Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-affiliate of AEGON (99.9%)



(41) Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, a non-affiliate of AEGON (99.9%)



(42) Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-affiliate of AEGON (99.9%)



(43) Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-affiliate of AEGON (99.9%)



(44) Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.9%)



(45) Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-affiliate of AEGON (99.9%)

(46) Monumental Life Insurance Company owns 873,525 shares of Common Stock (76.3%); Commonwealth General Corporation owns 42,475 shares of Common Stock (3.7%); Capital Liberty LP owns 229,000 shares of Common Stock (20.0%); Capital Liberty, L.P. owns 2,290,000 shares of Preferred Stock.



(47) Capital Liberty LP partnership profit sharing: General Partner-Commonwealth General Corporation (1.0%); Limited Partner -- Monumental Life Insurance Company (99.0%)



(48) 1,250 shares of Redeemable Preference Stock owned by Transamerica International Holdings, Inc.; 120,000 shares of Common Stock owned by Transamerica Corporation.



(49) 99% owned by Transamerica Leasing Holdings, Inc.; 1% owned by Transamerica Commercial Finance Corporation, Inc.



(50) Original Member Transamerica Investment Services, Inc. owns 81.75% (100% of the Class A shares and 1.75% of the Class B shares); Employees of Transamerica Investments Services, Inc. own 18.25% (Class B shares)



(51) Transamerica Investors, Inc. owns the trade name Transamerica Premier
     Funds.



(52) AEGON DMS Holding B.V. owns 99%; AEGON International N.V. owns 1%



(53) AEGON DMS Holding B.V. owns 749,000 quota shares; AEGON International N.V. owns 1 quota share.

ITEM 32.  NUMBER OF CONTRACTHOLDERS



                                                              NUMBER OF CONTRACTHOLDERS
                       TITLE OF CLASS                           AS OF MARCH 31, 2007
                       --------------                         -------------------------
Short Horizon...............................................              --
Intermediate................................................              --
Intermediate/Long...........................................              --



ITEM 33.  INDEMNIFICATION



     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.



ITEM 34.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


     Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.


     Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV (File No. 801-42910) as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.



ITEM 35.  PRINCIPAL UNDERWRITERS


     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. Diversified Investment Advisors, Inc. an affiliate of TFLIC, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers and directors of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45671) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 17, "Charges" and Part B, Statement of Additional Information, page 1, "Sale of Contracts/Principal Underwriter" for information regarding compensation.


ITEM 36.  LOCATION OF ACCOUNTS AND RECORDS



     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by Transamerica Financial Life Insurance Company in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577 and by Investors Bank & Trust Company in whole or in part at its principal offices at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 37.  MANAGEMENT SERVICES


     Not applicable.


ITEM 38.  UNDERTAKINGS


     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the County of Westchester and the State of New York, on this 28th day of February, 2007.


                                             DIVERSIFIED INVESTORS STRATEGIC
                                                      VARIABLE FUNDS
                                                       (Registrant)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)

                                               TRANSAMERICA FINANCIAL LIFE
                                                    INSURANCE COMPANY
                                                       (Depositor)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2007.



                 SIGNATURES                                     TITLE
                 ----------                                     -----

               /s/ MARK MULLIN                   Managing Board Member
---------------------------------------------
                 Mark Mullin

          * /s/ JOSEPH P. CARUSONE               Treasurer
---------------------------------------------
             Joseph P. Carusone

            * /s/ NEAL M. JEWELL                 Managing Board Member
---------------------------------------------
               Neal M. Jewell

           * /s/ MITCHELL JOHNSON                Managing Board Member
---------------------------------------------
              Mitchell Johnson

          * /s/ EUGENE M. MANNELLA               Managing Board Member
---------------------------------------------
             Eugene M. Mannella

         * /s/ JOYCE GALPERN NORDEN              Managing Board Member
---------------------------------------------
            Joyce Galpern Norden

          * /s/ LOWELL W. ROBINSON               Managing Board Member
---------------------------------------------
             Lowell W. Robinson

          * /s/ PATRICIA L. SAWYER               Managing Board Member
---------------------------------------------
             Patricia L. Sawyer

               /s/ MARK MULLIN                   Director and President of TFLIC
---------------------------------------------
                (Mark Mullin)

           */s/ WILLIAM BROWN, JR.               Director of TFLIC
---------------------------------------------
            (William Brown, Jr.)

                 SIGNATURES                                     TITLE
                 ----------                                     -----

         */s/ ELIZABETH L. BELANGER              Director of TFLIC
---------------------------------------------
           (Elizabeth L. Belanger)
           */s/ WILLIAM L. BUSLER                Director of TFLIC
---------------------------------------------
             (William L. Busler)
           */s/ JOSEPH P. CARUSONE               Director of TFLIC
---------------------------------------------
            (Joseph P. Carusone)
          */s/ STEVEN E. FRUSCHTICK              Director of TFLIC
---------------------------------------------
           (Steven E. Fruschtick)
            */s/ RONALD F. MOSHER                Director of TFLIC
---------------------------------------------
             (Ronald F. Mosher)
             */s/ PETER P. POST                  Director of TFLIC
---------------------------------------------
               (Peter P. Post)
             /s/ ROBERT F. COLBY                 Director of TFLIC
---------------------------------------------
              (Robert F. Colby)
            */s/ JAMES P. LARKIN                 Director of TFLIC
---------------------------------------------
              (James P. Larkin)
           */s/ COLETTE F. VARGAS                Director of TFLIC
---------------------------------------------
             (Colette F. Vargas)
            */s/ COR H. VERHAGEN                 Director of TFLIC
---------------------------------------------
              (Cor H. Verhagen)
*By:          /s/ ROBERT F. COLBY
-------------------------------------------
    Robert F. Colby
    Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(16)          Code of Ethics.